SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”), dated as of March 13, 2017, is entered into by and between REAC Group, Inc., a Florida corporation (“Company”), and Iliad Research and Trading, L.P., a Utah limited partnership, its successors and/or assigns (“Investor”).

A.

Company and Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder by the United States Securities and Exchange Commission (the “SEC”).

B.

Investor desires to purchase and Company desires to issue and sell, upon the terms and conditions set forth in this Agreement (i) a Convertible Promissory Note, in the form attached hereto as Exhibit A, in the original principal amount of $230,000.00 (the “Note”), convertible into shares of common stock, $0.00001 par value per share, of Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note, and (ii) a Warrant to Purchase Shares of Common Stock, substantially in the form attached hereto as Exhibit B (the “Warrant”).

C.

This Agreement, the Note, the Warrant, the Investor Note (as defined below), and all other certificates, documents, agreements, resolutions and instruments delivered to any party under or in connection with this Agreement, as the same may be amended from time to time, are collectively referred to herein as the “Transaction Documents”.

D.

For purposes of this Agreement: “Conversion Shares” means all shares of Common Stock issuable upon conversion of all or any portion of the Note; “Warrant Shares” means all shares of Common Stock issuable upon the exercise of or pursuant to the Warrant; and “Securities” means the Note, the Conversion Shares, the Warrant and the Warrant Shares.

NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Investor hereby agree as follows:

1.

Purchase and Sale of Securities.

1.1.

Purchase of Securities. Company shall issue and sell to Investor and Investor agrees to purchase from Company the Note and the Warrant. In consideration thereof, Investor shall pay (i) the amount designated as the initial cash purchase price on the signature page to this Agreement (the “Initial Cash Purchase Price”), and (ii) issue to Company the Investor Note (the sum of the initial principal amount of the Investor Note, together with the Initial Cash Purchase Price, the “Purchase Price”). The Purchase Price, the OID (as defined below), and the Transaction Expense Amount (as defined below) are allocated to the Tranches (as defined in the Note) of the Note and to the Warrant as set forth in the table attached hereto as Exhibit C. For the avoidance of doubt, the Initial Cash Purchase Price constitutes payment in full for the Initial Tranche (as defined in the Note) and Warrant.

1.2.

Form of Payment. On the Closing Date, (i) Investor shall pay the Purchase Price to Company by delivering the following at the Closing: (A) the Initial Cash Purchase Price, which shall be delivered by wire transfer of immediately available funds to Company, in accordance with Company’s written wiring instructions; (B) an Investor Note in the principal amount of $50,000.00 duly executed and substantially in the form attached hereto as Exhibit D (the “Investor Note ”); and (ii) Company shall deliver the duly executed Note and Warrant on behalf of Company, to Investor, against delivery of such Purchase Price.

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1.3.

Closing Date. Subject to the satisfaction (or written waiver) of the conditions set forth in Section 5 and Section 6 below, the date of the issuance and sale of the Securities pursuant to this Agreement (the “Closing Date”) shall be March 13, 2017, or such other mutually agreed upon date. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date by means of the exchange by email of signed .pdf documents, but shall be deemed for all purposes to have occurred at the offices of Hansen Black Anderson Ashcraft PLLC in Lehi, Utah.

1.4.

Collateral for the Note. The Note shall not be secured.

1.5.

Collateral for Investor Note. Initially, the Investor Note will not be secured, but the Investor Note may become secured subsequent to the Closing by such collateral and at such time as determined by Investor in its sole discretion. In the event Investor desires to secure the Investor Note, Company shall timely execute any and all amendments and documents and take such other measures requested by Investor that are necessary or advisable in order to properly secure the Investor Note.

1.6.

Original Issue Discount; Transaction Expense Amount. The Note carries an original issue discount of $20,000.00 (the “OID”). In addition, Company agrees to pay $10,000.00 to Investor to cover Investor’s legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of the Securities (the “Transaction Expense Amount”), all of which amount is included in the initial principal balance of the Note. The Purchase Price, therefore, shall be $200,000.00, computed as follows: $230,000.00 initial principal balance, less the OID, less the Transaction Expense Amount. The Initial Cash Purchase Price shall be the Purchase Price less the sum of the initial principal amount of the Investor Note. The portions of the OID and the Transaction Expense Amount allocated to the Initial Cash Purchase Price are set forth on Exhibit C.

2.

Investor’s Representations and Warranties. Investor represents and warrants to Company that as of the Effective Date: (i) this Agreement has been duly and validly authorized; (ii) this Agreement constitutes a valid and binding agreement of Investor enforceable in accordance with its terms; (iii) Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the 1933 Act; and (iv) this Agreement and the Investor Note have been duly executed and delivered on behalf of Investor.

3.

Company’s Representations and Warranties. Company represents and warrants to Investor that as of the Effective Date: (1) Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted; (2) Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary; (3) Company has registered its Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and is obligated to file reports pursuant to Section 13 or Section 15(d) of the 1934 Act; (4) each of the Transaction Documents and the transactions contemplated hereby and thereby, have been duly and validly authorized by Company and all necessary actions have been taken; (5) this Agreement, the Note, the Warrant, and the other Transaction Documents have been duly executed and delivered by Company and constitute the valid and binding obligations of Company enforceable in accordance with their terms; (6) the execution and delivery of the Transaction Documents by Company, the issuance of Securities in accordance with the terms hereof, and the consummation by Company of the other transactions contemplated by the Transaction Documents do not and will not conflict with or result in a breach by Company of any of the terms or provisions of, or constitute a default under (a) Company’s formation documents or bylaws, each as currently in effect, (b) any indenture, mortgage, deed of trust, or other material agreement or instrument to which Company is a party or by which it or any of its properties or assets are bound, including, without limitation, any listing agreement for the Common Stock, or (c) any

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existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal, state or foreign regulatory body, administrative agency, or other governmental body having jurisdiction over Company or any of Company’s properties or assets; (7) no further authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders or any lender of Company is required to be obtained by Company for the issuance of the Securities to Investor or the entering into of the Transaction Documents; (8) none of Company’s filings with the SEC contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; (9) Company has filed all reports, schedules, forms, statements and other documents required to be filed by Company with the SEC under the 1934 Act on a timely basis or has received a valid extension of such time of filing and has filed any such report, schedule, form, statement or other document prior to the expiration of any such extension; (10) there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of Company, threatened against or affecting Company before or by any governmental authority or non-governmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a material adverse effect on Company or which would adversely affect the validity or enforceability of, or the authority or ability of Company to perform its obligations under, any of the Transaction Documents; (11) Company has not consummated any financing transaction that has not been disclosed in a periodic filing or current report with the SEC under the 1934 Act; (12) Company is not, nor has it been at any time in the previous twelve (12) months, a “Shell Company,” as such type of “issuer” is described in Rule 144(i)(1) under the 1933 Act; (13) with respect to any commissions, placement agent or finder’s fees or similar payments that will or would become due and owing by Company to any person or entity as a result of this Agreement or the transactions contemplated hereby (“Broker Fees”), any such Broker Fees will be made in full compliance with all applicable laws and regulations and only to a person or entity that is a registered investment adviser or registered broker-dealer; (14) Investor shall have no obligation with respect to any Broker Fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this subsection that may be due in connection with the transactions contemplated hereby and Company shall indemnify and hold harmless each of Investor, Investor’s employees, officers, directors, stockholders, members, managers, agents, and partners, and their respective affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorneys’ fees) and expenses suffered in respect of any such claimed Broker Fees; (15) when issued, the Conversion Shares and the Warrant Shares will be duly authorized, validly issued, fully paid for and non-assessable, free and clear of all liens, claims, charges and encumbrances; (16) neither Investor nor any of its officers, directors, stockholders, members, managers, employees, agents or representatives has made any representations or warranties to Company or any of its officers, directors, employees, agents or representatives except as expressly set forth in the Transaction Documents and, in making its decision to enter into the transactions contemplated by the Transaction Documents, Company is not relying on any representation, warranty, covenant or promise of Investor or its officers, directors, members, managers, employees, agents or representatives other than as set forth in the Transaction Documents; (17) Company acknowledges that the State of Utah has a reasonable relationship and sufficient contacts to the transactions contemplated by the Transaction Documents and any dispute that may arise related thereto such that the laws and venue of the State of Utah, as set forth more specifically in Section 9.3 below, shall be applicable to the Transaction Documents and the transactions contemplated therein; and (18) Company has performed due diligence and background research on Investor and its affiliates including, without limitation, John M. Fife, and, to its satisfaction, has made inquiries with respect to all matters Company may consider relevant to the undertakings and relationships contemplated by the Transaction Documents including, among other things, the following: http://investing.businessweek.com/research/stocks/people/person.asp?personId=7505107&ticker=UAHC; SEC Civil Case No. 07-C-0347 (N.D. Ill.); SEC Civil Action No. 07-CV-347 (N.D. Ill.); and FINRA

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Case #2011029203701. Company, being aware of the matters described in subsection (xviii) above, acknowledges and agrees that such matters, or any similar matters, have no bearing on the transactions contemplated by the Transaction Documents and covenants and agrees it will not use any such information as a defense to performance of its obligations under the Transaction Documents or in any attempt to avoid, modify or reduce such obligations.

4.

Company Covenants. Until all of Company’s obligations under all of the Transaction Documents are paid and performed in full, or within the timeframes otherwise specifically set forth below, Company will at all times comply with the following covenants: (19) so long as Investor beneficially owns any of the Securities and for at least twenty (20) Trading Days (as defined in the Note) thereafter, Company will timely file on the applicable deadline all reports required to be filed with the SEC pursuant to Sections 13 or 15(d) of the 1934 Act, and will take all reasonable action under its control to ensure that adequate current public information with respect to Company, as required in accordance with Rule 144 of the 1933 Act, is publicly available, and will not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination; (20) the Common Stock shall be listed or quoted for trading on any of (a) NYSE, (b) NASDAQ, (c) OTCQX, (d) OTCQB, or (e) OTC Pink Current Information; (21) when issued, the Conversion Shares and the Warrant Shares will be duly authorized, validly issued, fully paid for and non-assessable, free and clear of all liens, claims, charges and encumbrances; (22) trading in Company’s Common Stock will not be suspended, halted, chilled, frozen, reach zero bid or otherwise cease on Company’s principal trading market; (23) Company will not transfer, assign, sell, pledge, hypothecate or otherwise alienate or encumber the Investor Note in any way without the prior written consent of Investor, which consent may be given or withheld in Investor’s sole and absolute discretion; (24) Company will not have at any given time any Variable Security Holders (as defined below), excluding Investor, without Investor’s prior written consent, which consent may be granted or withheld in Investor’s sole and absolute discretion; and (25) at Closing and on the first day of each calendar quarter for so long as the Note remains outstanding or on any other date during which the Note is outstanding, as may be requested by Investor, Company shall cause its Chief Executive Officer to provide to Investor a certificate in substantially the form attached hereto as Exhibit E (the “Officer’s Certificate”) certifying in his personal capacity and in his capacity as Chief Executive Officer of Company the number of Variable Security Holders of Company as of the date the applicable Officer’s Certificate is executed. For purposes hereof, the term “Variable Security Holder” means any holder of any Company securities that (A) have or may have conversion rights of any kind, contingent, conditional or otherwise, in which the number of shares that may be issued pursuant to such conversion right varies with the market price of the Common Stock, or (B) are or may become convertible into Common Stock (including without limitation convertible debt, warrants or convertible preferred stock), with a conversion price that varies with the market price of the Common Stock, even if such security only becomes convertible following an event of default, the passage of time, or another trigger event or condition (each a “Variable Security Issuance”). For avoidance of doubt, the issuance of shares of Common Stock under, pursuant to, in exchange for or in connection with any contract or instrument, whether convertible or not, is deemed a Variable Security Issuance for purposes hereof if the number of shares of Common Stock to be issued is based upon or related in any way to the market price of the Common Stock, including, but not limited to, Common Stock issued in connection with a Section 3(a)(9) exchange, a Section 3(a)(10) settlement, or any other similar settlement or exchange.

5.

Conditions to Company’s Obligation to Sell. The obligation of Company hereunder to issue and sell the Securities to Investor at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

5.1.

Investor shall have executed this Agreement and the Investor Note and delivered the same to Company.

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5.2.

Investor shall have delivered the Initial Cash Purchase Price to Company in accordance with Section 1.2 above.

6.

Conditions to Investor’s Obligation to Purchase. The obligation of Investor hereunder to purchase the Securities at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for Investor’s sole benefit and may be waived by Investor at any time in its sole discretion:

6.1.

Company shall have executed this Agreement, the Warrant, and the Note and delivered the same to Investor.

6.2.

Company’s Chief Executive Officer shall have executed the Officer’s Certificate and delivered the same to Investor.

6.3.

Company shall have delivered to Investor a fully executed Irrevocable Letter of Instructions to Transfer Agent (the “TA Letter”) substantially in the form attached hereto as Exhibit F acknowledged and agreed to in writing by Company’s transfer agent (the “Transfer Agent”).

6.4.

Company shall have delivered to Investor a fully executed Secretary’s Certificate substantially in the form attached hereto as Exhibit G evidencing Company’s approval of the Transaction Documents.

6.5.

Company shall have delivered to Investor a fully executed Share Issuance Resolution substantially in the form attached hereto as Exhibit H to be delivered to the Transfer Agent.

6.6.

 Company shall have delivered to Investor fully executed copies of all other Transaction Documents required to be executed by Company herein or therein.

7.

Reservation of Shares. On the date hereof, Company will reserve 7,000,000 shares of Common Stock from its authorized and unissued Common Stock to provide for all issuances of Common Stock under the Note and Warrant (the “Share Reserve”). Company further agrees to add additional shares of Common Stock to the Share Reserve in increments of 1,000,000 shares as and when requested by Investor if as of the date of any such request the number of shares being held in the Share Reserve is less than (i) three (3) times the number of shares of Common Stock obtained by dividing the Outstanding Balance (as defined in the Note) as of the date of the request by the Installment Conversion Price (as defined in the Note), plus (ii) three (3) times the number of Warrant Shares (as determined pursuant to the Warrant) deliverable upon full exercise of the Warrant. Company shall further require the Transfer Agent to hold the shares of Common Stock reserved pursuant to the Share Reserve exclusively for the benefit of Investor and to issue such shares to Investor promptly upon Investor’s delivery of a conversion notice under the Note or a notice of exercise under the Warrant. Finally, Company shall require the Transfer Agent to issue shares of Common Stock pursuant to the Note and the Warrant to Investor out of its authorized and unissued shares, and not the Share Reserve, to the extent shares of Common Stock have been authorized, but not issued, and are not included in the Share Reserve. The Transfer Agent shall only issue shares out of the Share Reserve to the extent there are no other authorized shares available for issuance and then only with Investor’s written consent.

8.

Terms of Future Financings. So long as the Note is outstanding, upon any issuance by Company of any security with any term or condition more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Investor in the Transaction Documents, then Company shall notify Investor of such additional or more favorable term and such term, at Investor’s option, shall become a part of the Transaction Documents for the benefit of

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Investor. Additionally, if Company fails to notify Investor of any such additional or more favorable term, but Investor becomes aware that Company has granted such a term to any third party, Investor may notify Company of such additional or more favorable term and such term shall become a part of the Transaction Documents retroactive to the date on which such term was granted to the applicable third party. The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, conversion lookback periods, interest rates, original issue discounts, stock sale price, conversion price per share, warrant coverage, warrant exercise price, and anti-dilution/conversion and exercise price resets.

9.

Miscellaneous. The provisions set forth in this Section 9 shall apply to this Agreement, as well as all other Transaction Documents as if these terms were fully set forth therein; provided, however, that in the event there is a conflict between any provision set forth in this Section 9 and any provision in any other Transaction Document, the provision in such other Transaction Document shall govern.

9.1.

Certain Capitalized Terms. To the extent any capitalized term used in any Transaction Document is defined in any other Transaction Document (as noted therein), such capitalized term shall remain applicable in the Transaction Document in which it is so used even if the other Transaction Document (wherein such term is defined) has been released, satisfied, or is otherwise cancelled or terminated.

9.2.

Arbitration of Claims. The parties shall submit all Claims (as defined in Exhibit I) arising under this Agreement or any other Transaction Document or any other agreement between the parties and their affiliates or any Claim relating to the relationship of the parties to binding arbitration pursuant to the arbitration provisions set forth in Exhibit I attached hereto (the “Arbitration Provisions”). The parties hereby acknowledge and agree that the Arbitration Provisions are unconditionally binding on the parties hereto and are severable from all other provisions of this Agreement. By executing this Agreement, Company represents, warrants and covenants that Company has reviewed the Arbitration Provisions carefully, consulted with legal counsel about such provisions (or waived its right to do so), understands that the Arbitration Provisions are intended to allow for the expeditious and efficient resolution of any dispute hereunder, agrees to the terms and limitations set forth in the Arbitration Provisions, and that Company will not take a position contrary to the foregoing representations. Company acknowledges and agrees that Investor may rely upon the foregoing representations and covenants of Company regarding the Arbitration Provisions.

9.3.

Governing Law; Venue. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah. Each party consents to and expressly agrees that exclusive venue for arbitration of any dispute arising out of or relating to any Transaction Document or the relationship of the parties or their affiliates shall be in Salt Lake County, Utah. Without modifying the parties obligations to resolve disputes hereunder pursuant to the Arbitration Provisions, for any litigation arising in connection with any of the Transaction Documents (and notwithstanding the terms (specifically including any governing law and venue terms) of any transfer agent services agreement or other agreement between the Transfer Agent and Company, such litigation specifically includes, without limitation any action between or involving Company and the Transfer Agent under the TA Letter or otherwise related to Investor in any way (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Transfer Agent from issuing shares of Common Stock to Investor for any reason)), each party hereto hereby (i) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in Salt Lake County, Utah, (ii) expressly submits to the

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exclusive venue of any such court for the purposes hereof, (iii) agrees to not bring any such action (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Transfer Agent from issuing shares of Common Stock to Investor for any reason) outside of any state or federal court sitting in Salt Lake County, Utah, and (iv) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim, defense or objection to the bringing of any such proceeding in such jurisdiction or to any claim that such venue of the suit, action or proceeding is improper. Finally, Company covenants and agrees to name Investor as a party in interest in, and provide written notice to Investor in accordance with Section 9.13 below prior to bringing or filing, any action (including without limitation any filing or action against any person or entity that is not a party to this Agreement, including without limitation the Transfer Agent) that is related in any way to the Transaction Documents or any transaction contemplated herein or therein, including without limitation any action brought by Company to enjoin or prevent the issuance of any shares of Common Stock to Investor by the Transfer Agent, and further agrees to timely name Investor as a party to any such action. Company acknowledges that the governing law and venue provisions set forth in this Section 9.3 are material terms to induce Investor to enter into the Transaction Documents and that but for Company’s agreements set forth in this Section 9.3 Investor would not have entered into the Transaction Documents.

9.4.

Specific Performance. Company acknowledges and agrees that irreparable damage may occur to Investor in the event that Company fails to perform any material provision of this Agreement or any of the other Transaction Documents in accordance with its specific terms. It is accordingly agreed that Investor shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or such other Transaction Document and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which the Investor may be entitled under the Transaction Documents, at law or in equity. For the avoidance of doubt, in the event Investor seeks to obtain an injunction against Company or specific performance of any provision of any Transaction Document, such action shall not be a waiver of any right of Investor under any Transaction Document, at law, or in equity, including without limitation its rights to arbitrate any Claim pursuant to the terms of the Transaction Documents.

9.5.

Calculation Disputes. Notwithstanding the Arbitration Provisions, in the case of a dispute as to any determination or arithmetic calculation under the Transaction Documents, including without limitation, calculating the Outstanding Balance, Warrant Shares, Exercise Shares (as defined in the Warrant), Delivery Shares (as defined in the Warrant), Lender Conversion Price (as defined in the Note), Lender Conversion Shares (as defined in the Note), Installment Conversion Price, Installment Conversion Shares (as defined in the Note), Conversion Factor (as defined in the Note), Market Price (as defined in the Note), or VWAP (as defined in the Note) (each, a “Calculation”), Company or Investor (as the case may be) shall submit any disputed Calculation via email or facsimile with confirmation of receipt (i) within two (2) Trading Days after receipt of the applicable notice giving rise to such dispute to Company or Investor (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after Investor learned of the circumstances giving rise to such dispute. If Investor and Company are unable to agree upon such Calculation within two (2) Trading Days of such disputed Calculation being submitted to Company or Investor (as the case may be), then Investor will promptly submit via email or facsimile the disputed Calculation to Unkar Systems Inc. (“Unkar Systems”). Investor shall cause Unkar Systems to perform the Calculation and notify Company and Investor of the results no later than ten (10) Trading Days from the time it receives such disputed Calculation. Unkar Systems’ determination of the disputed Calculation shall be binding upon all parties absent demonstrable error. Unkar Systems’ fee for performing such Calculation shall be paid by the incorrect party, or if both parties are incorrect, by the party whose Calculation is furthest from the correct Calculation as determined by Unkar Systems. In the event Company is the losing party, no extension of the Delivery Date (as defined in the Note) shall be granted and Company shall incur all effects for failing to deliver the applicable shares in a timely manner

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as set forth in the Transaction Documents. Notwithstanding the foregoing, Investor may, in its sole discretion, designate an independent, reputable investment bank or accounting firm other than Unkar Systems to resolve any such dispute and in such event, all references to “Unkar Systems” herein will be replaced with references to such independent, reputable investment bank or accounting firm so designated by Investor.

9.6.

Counterparts. Each Transaction Document may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of a Transaction Document (or such party’s signature page thereof) will be deemed to be an executed original thereof.

9.7.

Document Imaging. Investor shall be entitled, in its sole discretion, to image or make copies of all or any selection of the agreements, instruments, documents, and items and records governing, arising from or relating to any of Company’s loans, including, without limitation, this Agreement and the other Transaction Documents, and Investor may destroy or archive the paper originals. The parties hereto (i) waive any right to insist or require that Investor produce paper originals, (ii) agree that such images shall be accorded the same force and effect as the paper originals, (iii) agree that Investor is entitled to use such images in lieu of destroyed or archived originals for any purpose, including as admissible evidence in any demand, presentment or other proceedings, and (iv) further agree that any executed facsimile (faxed), scanned, emailed, or other imaged copy of this Agreement or any other Transaction Document shall be deemed to be of the same force and effect as the original manually executed document.

9.8.

Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

9.9.

Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

9.10.

Entire Agreement. This Agreement, together with the other Transaction Documents, contains the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Company nor Investor makes any representation, warranty, covenant or undertaking with respect to such matters. For the avoidance of doubt, all prior term sheets or other documents between Company and Investor, or any affiliate thereof, related to the transactions contemplated by the Transaction Documents (collectively, “Prior Agreements”), that may have been entered into between Company and Investor, or any affiliate thereof, are hereby null and void and deemed to be replaced in their entirety by the Transaction Documents. To the extent there is a conflict between any term set forth in any Prior Agreement and the term(s) of the Transaction Documents, the Transaction Documents shall govern.

9.11.

No Reliance. Company acknowledges and agrees that neither Investor nor any of its officers, directors, members, managers, representatives or agents has made any representations or warranties to Company or any of its officers, directors, representatives, agents or employees except as expressly set forth in the Transaction Documents and, in making its decision to enter into the transactions contemplated by the Transaction Documents, Company is not relying on any representation, warranty, covenant or promise of Investor or its officers, directors, members, managers, agents or representatives other than as set forth in the Transaction Documents.

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9.12.

Amendments. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by both parties hereto.

9.13.

Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of: (i) the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer, or by facsimile (with successful transmission confirmation), (ii) the earlier of the date delivered or the third Trading Day after deposit, postage prepaid, in the United States Postal Service by certified mail, or (iii) the earlier of the date delivered or the third Trading Day after mailing by express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) calendar days’ advance written notice similarly given to each of the other parties hereto):

If to Company:

REAC Group, Inc.

Attn: Robert DeAngelis

8878 Covenant Avenue, Suite 209

Pittsburgh, Pennsylvania 15237

If to Investor:

Iliad Research and Trading, L.P.

Attn: John Fife

303 East Wacker Drive, Suite 1040

Chicago, Illinois 60601

With a copy to (which copy shall not constitute notice):

Hansen Black Anderson Ashcraft PLLC

Attn: Jonathan Hansen

3051 West Maple Loop Drive, Suite 325

Lehi, Utah 84043

9.14.

Successors and Assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Investor hereunder may be assigned by Investor to a third party, including its affiliates, in whole or in part, without the need to obtain Company’s consent thereto. Company may not assign its rights or obligations under this Agreement or delegate its duties hereunder without the prior written consent of Investor.

9.15.

Survival. The representations and warranties of Company and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Investor. Company agrees to indemnify and hold harmless Investor and all its officers, directors, employees, attorneys, and agents for loss or damage arising as a result of or related to any breach or alleged breach by Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

9.16.

Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out

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the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.17.

Investor’s Rights and Remedies Cumulative; Liquidated Damages. All rights, remedies, and powers conferred in this Agreement and the Transaction Documents are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that Investor may have, whether specifically granted in this Agreement or any other Transaction Document, or existing at law, in equity, or by statute, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Investor may deem expedient. The parties acknowledge and agree that upon Company’s failure to comply with the provisions of the Transaction Documents, Investor’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates and future share prices, Investor’s increased risk, and the uncertainty of the availability of a suitable substitute investment opportunity for Investor, among other reasons. Accordingly, any fees, charges, and default interest due under the Note, the Warrant, and the other Transaction Documents are intended by the parties to be, and shall be deemed, liquidated damages (under Company’s and Investor’s expectations that any such liquidated damages will tack back to the Closing Date for purposes of determining the holding period under Rule 144 under the 1933 Act). The parties agree that such liquidated damages are a reasonable estimate of Investor’s actual damages and not a penalty, and shall not be deemed in any way to limit any other right or remedy Investor may have hereunder, at law or in equity. The parties acknowledge and agree that under the circumstances existing at the time this Agreement is entered into, such liquidated damages are fair and reasonable and are not penalties. All fees, charges, and default interest provided for in the Transaction Documents are agreed to by the parties to be based upon the obligations and the risks assumed by the parties as of the Closing Date and are consistent with investments of this type. The liquidated damages provisions of the Transaction Documents shall not limit or preclude a party from pursuing any other remedy available at law or in equity; provided, however, that the liquidated damages provided for in the Transaction Documents are intended to be in lieu of actual damages.

9.18.

Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement or the other Transaction Documents, if at any time Investor would be issued shares of Common Stock under any of the Transaction Documents, but such issuance would cause Investor (together with its affiliates) to beneficially own a number of shares exceeding the Maximum Percentage (as defined in the Note), then Company must not issue to Investor the shares that would cause Investor to exceed the Maximum Percentage. The shares of Common Stock issuable to Investor that would cause the Maximum Percentage to be exceeded are referred to herein as the “Ownership Limitation Shares”. Company shall reserve the Ownership Limitation Shares for the exclusive benefit of Investor. From time to time, Investor may notify Company in writing of the number of the Ownership Limitation Shares that may be issued to Investor without causing Investor to exceed the Maximum Percentage. Upon receipt of such notice, Company shall be unconditionally obligated to immediately issue such designated shares to Investor, with a corresponding reduction in the number of the Ownership Limitation Shares. For purposes of this Section, beneficial ownership of Common Stock will be determined under Section 13(d) of the 1934 Act.

9.19.

Attorneys’ Fees and Cost of Collection. In the event of any arbitration or action at law or in equity to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the parties agree that the party who is awarded the most money (which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees, deposition costs, and expenses paid by such prevailing party in connection with arbitration or litigation without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict

Securities Purchase Agreement Page 10

or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous or bad faith pleading. If (i) the Note or Warrant is placed in the hands of an attorney for collection or enforcement prior to commencing arbitration or legal proceedings, or is collected or enforced through any arbitration or legal proceeding, or Investor otherwise takes action to collect amounts due under the Note or to enforce the provisions of the Note or the Warrant, or (ii) there occurs any bankruptcy, reorganization, receivership of Company or other proceedings affecting Company’s creditors’ rights and involving a claim under the Note or the Warrant; then Company shall pay the costs incurred by Investor for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees, expenses, deposition costs, and disbursements.

9.20.

Waiver. No waiver of any provision of this Agreement shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

9.21.

Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.

9.22.

Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Agreement and the other Transaction Documents.

9.23.

Voluntary Agreement. Company has carefully read this Agreement and each of the other Transaction Documents and has asked any questions needed for Company to understand the terms, consequences and binding effect of this Agreement and each of the other Transaction Documents and fully understand them. Company has had the opportunity to seek the advice of an attorney of Company’s choosing, or has waived the right to do so, and is executing this Agreement and each of the other Transaction Documents voluntarily and without any duress or undue influence by Investor or anyone else.

[Remainder of page intentionally left blank; signature page follows]

Securities Purchase Agreement Page 11

IN WITNESS WHEREOF, the undersigned Investor and Company have caused this Agreement to be duly executed as of the date first above written.

SUBSCRIPTION AMOUNT:

Principal Amount of Note:

$230,000.00

Initial Cash Purchase Price:

$150,000.00

INVESTOR:

Iliad Research and Trading, L.P.

By: Iliad Management, LLC, its General Partner

By:

Fife Trading, Inc., its Manager

By:

      John M. Fife, President

COMPANY:

REAC Group, Inc.

By:

Printed Name:

Title:

[Signature Page to Securities Purchase Agreement]

ATTACHED EXHIBITS:

Exhibit A

Note

Exhibit B

Warrant

Exhibit C

Allocation of Purchase Price

Exhibit D

Form of Investor Note

Exhibit E

Officer’s Certificate

Exhibit F

Irrevocable Transfer Agent Instructions

Exhibit G

Secretary’s Certificate

Exhibit H

Share Issuance Resolution

Exhibit I

Arbitration Provisions

CONVERTIBLE PROMISSORY NOTE

Effective Date: March 13, 2017

U.S. $230,000.00

FOR VALUE RECEIVED, REAC Group, Inc., a Florida corporation (“Borrower”), promises to pay to Iliad Research and Trading, L.P., a Utah limited partnership, or its successors or assigns (“Lender”), $230,000.00 and any interest, fees, charges, and late fees on the date that is ten (10) months after the Purchase Price Date (the “Maturity Date”) in accordance with the terms set forth herein and to pay interest on the Outstanding Balance (including all Tranches (as defined below)), at the rate of ten percent (10%) per annum from the Purchase Price Date until the same is paid in full. This Convertible Promissory Note (this “Note”) is issued and made effective as of March 13, 2017 (the “Effective Date”). This Note is issued pursuant to that certain Securities Purchase Agreement dated March 13, 2017, as the same may be amended from time to time, by and between Borrower and Lender (the “Purchase Agreement”). All interest calculations hereunder shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, shall compound daily and shall be payable in accordance with the terms of this Note. Certain capitalized terms used herein are defined in Attachment 1 attached hereto and incorporated herein by this reference.

This Note carries an OID of $20,000.00. In addition, Borrower agrees to pay $10,000.00 to Lender to cover Lender's legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of this Note (the “Transaction Expense Amount”), all of which amount is included in the initial principal balance of this Note. The purchase price for this Note and the Warrant (as defined in the Purchase Agreement) shall be $200,000.00 (the ''Purchase Price”), computed as follows: $230,000.00 original principal balance, less the OID, less the Transaction Expense Amount. The Purchase Price shall be payable by delivery to Borrower at Closing of the Investor Note (as defined in the Purchase Agreement) and a wire transfer of immediately available funds in the amount of the Initial Cash Purchase Price (as defined in the Purchase Agreement). This Note shall be comprised of two (2) tranches  (each, a “Tranche”), consisting of (i) an initial Tranche in an amount equal to $175,000.00 and any interest, costs, fees or charges accrued thereon or added thereto under the terms of this Note and the other Transaction Documents (as defined in the Purchase Agreement) (the “Initial Tranche”), and (ii) one (1) additional Tranche, in the amount of $55,000.00, plus any interest, costs, fees or charges accrued thereon or added thereto under the terms of this Note and the other Transaction Documents (the “Subsequent Tranche”). The Initial Tranche shall correspond to the Initial Cash Purchase Price, $15,000.00 of the OID and the Transaction Expense Amount, and may be converted into shares of Common Stock (as defined below) any time subsequent to the Purchase Price Date. The Subsequent Tranche shall correspond to the Investor Note and $5,000.00 of the OID. Lender's right to convert the Subsequent Tranche is conditioned upon Lender's payment in full of the Investor Note (upon the satisfaction of such condition, the Subsequent Tranche becomes a “Conversion Eligible Tranche”). In the event Lender exercises its Lender Offset Right (as defined below) with respect to a portion of the Investor Note and pays in full the remaining outstanding balance of such Investor Note, the Subsequent Tranche shall be deemed to be a Conversion Eligible Tranche only for the portion of such Tranche that was paid for in cash by Lender and the portion of such Investor Note that was offset pursuant to Lender's exercise of the Lender Offset Right shall not be included in the applicable Conversion Eligible Tranche. For the avoidance of doubt, subject to the other terms and conditions hereof, the Initial Tranche shall be deemed a Conversion Eligible Tranche as of the Purchase Price Date for all purposes hereunder and may be converted in whole or in part at any time subsequent to the Purchase Price Date, and the Subsequent Tranche that becomes a Conversion Eligible Tranche may be converted in whole or in part at any time subsequent to the first date on which such Subsequent Tranche becomes a Conversion Eligible Tranche. For all purposes hereunder, Conversion Eligible Tranches shall be converted (or redeemed, as applicable) in order of the lowest-numbered Conversion Eligible Tranche and Conversion Eligible Tranches may be converted (or redeemed, as applicable) in one or more separate Conversions (as defined below), as

Exhibit A - Note -Page 1

determined in Lender's sole discretion. At all times hereunder, the aggregate amount of any costs, fees or charges incurred by or assessable against Borrower hereunder, including, without limitation, any fees, charges or premiums incurred in connection with an Event of Default (as defined below), shall be added to the lowest-numbered then-current Conversion Eligible Tranche

1.

Payment; Prepayment.

1.1.

Payment. Provided there is an Outstanding Balance, on each Installment Date (as defined below), Borrower shall pay to Lender an amount equal to the Installment Amount (as defined below) due on such Installment Date in accordance with Section 8. All payments owing hereunder shall be in lawful money of the United States of America or Conversion Shares (as defined below), as provided for herein, and delivered to Lender at the address or bank account furnished to Borrower for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, then to (c) accrued and unpaid interest, and thereafter, to (d) principal.

1.2.

Prepayment. Notwithstanding the foregoing, so long as Borrower has not received a Lender Conversion Notice (as defined below) or an Installment Notice (as defined below) from Lender where the applicable Conversion Shares have not yet been delivered and so long as no Event of Default has occurred since the Effective Date (whether declared by Lender or undeclared and regardless of whether or not cured), then Borrower shall have the right, exercisable on not less than five (5) Trading Days prior written notice to Lender to prepay the Outstanding Balance of this Note, in full, in accordance with this Section 1. Any notice of prepayment hereunder (an “Optional Prepayment Notice”) shall be delivered to Lender at its registered address and shall state: (i) that Borrower is exercising its right to prepay this Note, and (ii) the date of prepayment, which shall be not less than five (5) Trading Days from the date of the Optional Prepayment Notice. On the date fixed for prepayment (the “Optional Prepayment Date”), Borrower shall make payment of the Optional Prepayment Amount (as defined below) to or upon the order of Lender as may be specified by Lender in writing to Borrower. If Borrower exercises its right to prepay this Note, Borrower shall make payment to Lender of an amount in cash equal to 125% (the “Prepayment Premium”) multiplied by the then Outstanding Balance of this Note (the “Optional Prepayment Amount”). In the event Borrower delivers the Optional Prepayment Amount to Lender prior to the Optional Prepayment Date or without delivering an Optional Prepayment Notice to Lender as set forth herein without Lender’s prior written consent, the Optional Prepayment Amount shall not be deemed to have been paid to Lender until the Optional Prepayment Date. Moreover, in such event the Optional Prepayment Liquidated Damages Amount will automatically be added to the Outstanding Balance of this Note on the day Borrower delivers the Optional Prepayment Amount to Lender. In the event Borrower delivers the Optional Prepayment Amount without an Optional Prepayment Notice, then the Optional Prepayment Date will be deemed to be the date that is five (5) Trading Days from the date that the Optional Prepayment Amount was delivered to Lender and Lender shall be entitled to exercise its conversion rights set forth herein during such five (5) day period. In addition, if Borrower delivers an Optional Prepayment Notice and fails to pay the Optional Prepayment Amount due to Lender within two (2) Trading Days following the Optional Prepayment Date, Borrower shall forever forfeit its right to prepay this Note.

2.

Security. This Note is unsecured.

3.

Lender Optional Conversion.

3.1.

Lender Conversions. Lender has the right at any time after the Purchase Price Date until the Outstanding Balance has been paid in full, including without limitation (a) until any Optional Prepayment Date (even if Lender has received an Optional Prepayment Notice) or at any time thereafter with respect to any amount that is not prepaid, and (b) during or after any Fundamental Default

Exhibit A - Note -Page 2

Measuring Period, at its election, to convert (each instance of conversion is referred to herein as a “Lender Conversion”) all or any part of the Outstanding Balance into shares (“Lender Conversion Shares”) of fully paid and non-assessable common stock, $0.00001 par value per share (“Common Stock”), of Borrower as per the following conversion formula: the number of Lender Conversion Shares equals the amount being converted (the “Conversion Amount”) divided by the Lender Conversion Price (as defined below). Conversion notices in the form attached hereto as Exhibit A (each, a “Lender Conversion Notice”) may be effectively delivered to Borrower by any method of Lender’s choice (including but not limited to facsimile, email, mail, overnight courier, or personal delivery), and all Lender Conversions shall be cashless and not require further payment from Lender. Borrower shall deliver the Lender Conversion Shares from any Lender Conversion to Lender in accordance with Section 9 below.

3.2.

Lender Conversion Price. Subject to adjustment as set forth in this Note, the price at which Lender has the right to convert all or any portion of the Outstanding Balance into Common Stock is $0.25 per share (the “Lender Conversion Price”). However, in the event the Market Capitalization falls below the Minimum Market Capitalization at any time, then in such event (a) the Lender Conversion Price for all Lender Conversions occurring after the first date of such occurrence shall equal the lower of the Lender Conversion Price and the Market Price as of any applicable date of Conversion, and (b) the true-up provisions of Section 11 below shall apply to all Lender Conversions that occur after the first date the Market Capitalization falls below the Minimum Market Capitalization, provided that all references to the “Installment Notice” in Section 11 shall be replaced with references to a “Lender Conversion Notice” for purposes of this Section 3.2, all references to “Installment Conversion Shares” in Section 11 shall be replaced with references to “Lender Conversion Shares” for purposes of this Section 3.2, and all references to the “Installment Conversion Price” in Section 11 shall be replaced with references to the “Lender Conversion Price” for purposes of this Section 3.2.

3.3.

Application to Installments. Notwithstanding anything to the contrary herein, including without limitation Section 8 hereof, Lender may, in its sole discretion, apply all or any portion of any Lender Conversion toward any Installment Conversion (as defined below), even if such Installment Conversion is pending, as determined in Lender’s sole discretion, by delivering written notice of such election (which notice may be included as part of the applicable Lender Conversion Notice) to Borrower at any date on or prior to the applicable Installment Date. In such event, Borrower may not elect to allocate such portion of the applicable Installment Amount pursuant to this Section 3.3 in the manner prescribed in Section 8.3; rather, Borrower must reduce the applicable Installment Amount by the Conversion Amount described in this Section 3.3.

4.

Defaults and Remedies.

4.1.

Defaults. The following are events of default under this Note (each, an “Event of Default”): (26) Borrower fails to pay any principal, interest, fees, charges, or any other amount when due and payable hereunder; (27) Borrower fails to deliver any Lender Conversion Shares in accordance with the terms hereof; (28) Borrower fails to deliver any Installment Conversion Shares (as defined below) or True-Up Shares (as defined below) in accordance with the terms hereof; (29) a receiver, trustee or other similar official shall be appointed over Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; (30) Borrower becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; (31) Borrower makes a general assignment for the benefit of creditors; (32) Borrower files a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); (33) an involuntary bankruptcy proceeding is commenced or filed against Borrower; (34) Borrower defaults or otherwise fails to observe or perform any covenant, obligation, condition or agreement of Borrower contained herein or in any other Transaction Document,

Exhibit A - Note -Page 3

other than those specifically set forth in this Section 4.1 and Section 4 of the Purchase Agreement; (35) any representation, warranty or other statement made or furnished by or on behalf of Borrower to Lender herein, in any Transaction Document, or otherwise in connection with the issuance of this Note is false, incorrect, incomplete or misleading in any material respect when made or furnished; (36) the occurrence of a Fundamental Transaction without Lender’s prior written consent; (37) Borrower fails to maintain the Share Reserve as required under the Purchase Agreement; (38) Borrower effectuates a reverse split of its Common Stock without twenty (20) Trading Days prior written notice to Lender; (39) any money judgment, writ or similar process is entered or filed against Borrower or any subsidiary of Borrower or any of its property or other assets for more than $100,000.00, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) calendar days unless otherwise consented to by Lender; (40) Borrower fails to be DWAC Eligible; (41) Borrower fails to observe or perform any covenant set forth in Section 4 of the Purchase Agreement, or (42) Borrower breaches any covenant or other term or condition contained in any Other Agreements.

4.2.

Remedies. At any time and from time to time after Lender becomes aware of the occurrence of any Event of Default, Lender may accelerate this Note by written notice to Borrower, with the Outstanding Balance becoming immediately due and payable in cash at the Mandatory Default Amount. Notwithstanding the foregoing, at any time following the occurrence of any Event of Default, Lender may, at its option, elect to increase the Outstanding Balance by applying the Default Effect (subject to the limitation set forth below) via written notice to Borrower without accelerating the Outstanding Balance, in which event the Outstanding Balance shall be increased as of the date of the occurrence of the applicable Event of Default pursuant to the Default Effect, but the Outstanding Balance shall not be immediately due and payable unless so declared by Lender (for the avoidance of doubt, if Lender elects to apply the Default Effect pursuant to this sentence, it shall reserve the right to declare the Outstanding Balance immediately due and payable at any time and no such election by Lender shall be deemed to be a waiver of its right to declare the Outstanding Balance immediately due and payable as set forth herein unless otherwise agreed to by Lender in writing). Notwithstanding the foregoing, upon the occurrence of any Event of Default described in clauses (d), (e), (f), (g) or (h) of Section 4.1, the Outstanding Balance as of the date of acceleration shall become immediately and automatically due and payable in cash at the Mandatory Default Amount, without any written notice required by Lender. At any time following the occurrence of any Event of Default, upon written notice given by Lender to Borrower, interest shall accrue on the Outstanding Balance beginning on the date the applicable Event of Default occurred at an interest rate equal to the lesser of 22% per annum or the maximum rate permitted under applicable law (“Default Interest”); provided, however, that no Default Interest shall accrue during the Fundamental Default Measuring Period. For the avoidance of doubt, Lender may continue making Lender Conversions at any time following an Event of Default until such time as the Outstanding Balance is paid in full. Borrower further acknowledges and agrees that Lender may continue making Conversions following the entry of any judgment or arbitration award in favor of Lender until such time that the entire judgment amount or arbitration award is paid in full. Borrower agrees that any judgment or arbitration award will, by its terms, be made convertible into Common Stock. Any Conversions made following a judgment or arbitration award shall be made pursuant to the following formula: the amount of the judgment or arbitration award being converted divided by 80% of the lowest Closing Bid Price in the ten (10) Trading Days immediately preceding the date of Conversion. In such event, Borrower and Lender agree that it is their expectation that any such judgment amount or arbitration award that is converted will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144. Borrower and Lender agree and stipulate that any judgment or arbitration award entered against Borrower shall be reduced by $1,000.00 and such $1,000.00 shall become the new Outstanding Balance of this Note and this Note shall expressly survive such judgment or arbitration award. Additionally, following the occurrence of any Event of Default, Borrower may, at its option, pay any Lender Conversion in cash instead of Lender Conversion Shares by paying to Lender on or before the applicable Delivery Date (as defined below) a cash amount equal to the number of Lender Conversion Shares set forth in the

Exhibit A - Note -Page 4

applicable Lender Conversion Notice multiplied by the highest intra-day trading price of the Common Stock that occurs during the period beginning on the date the applicable Event of Default occurred and ending on the date of the applicable Lender Conversion Notice. In connection with acceleration described herein, Lender need not provide, and Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Lender at any time prior to payment hereunder and Lender shall have all rights as a holder of the Note until such time, if any, as Lender receives full payment pursuant to this Section 4.2. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Nothing herein shall limit Lender’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to Borrower’s failure to timely deliver Conversion Shares upon Conversion of the Notes as required pursuant to the terms hereof.

4.3.

Fundamental Default Remedies. Notwithstanding anything to the contrary herein, in addition to all other remedies set forth herein, after giving effect to the Lender Offset Right (as defined below), which shall occur automatically upon the occurrence of any Fundamental Default, the Fundamental Liquidated Damages Amount shall be added to the Outstanding Balance upon Lender’s delivery to Borrower of a notice (which notice Lender may deliver to Borrower at any time following the occurrence of a Fundamental Default) setting forth its election to declare a Fundamental Default and the Fundamental Liquidated Damages Amount that will be added to the Outstanding Balance.

4.4.

Certain Additional Rights. Notwithstanding anything to the contrary herein, in the event Borrower fails to make any payment when due or fails to deliver any Conversion Shares as and when required under this Note, then (a) the Lender Conversion Price for all Lender Conversions occurring after the date of such failure to pay shall equal the lower of the Lender Conversion Price and the Market Price as of any applicable date of Conversion, and (b) the true-up provisions of Section 11 below shall apply to all Lender Conversions that occur after the date of such failure to pay, provided that all references to the “Installment Notice” in Section 11 shall be replaced with references to a “Lender Conversion Notice” for purposes of this Section 4.4, all references to “Installment Conversion Shares” in Section 11 shall be replaced with references to “Lender Conversion Shares” for purposes of this Section 4.4, and all references to the “Installment Conversion Price” in Section 11 shall be replaced with references to the “Lender Conversion Price” for purposes of this Section 4.4. For the avoidance of doubt, Lender’s exercise of the rights granted to it pursuant to this Section 4.4 shall not relieve Borrower of its obligation to continue paying the Installment Amount on all future Installment Dates.

5.

Unconditional Obligation; No Offset. Borrower acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset (except as set forth in Section 20 below), deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments or Conversions called for herein in accordance with the terms of this Note.

6.

Waiver. No waiver of any provision of this Note shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

Exhibit A - Note -Page 5

7.

Rights Upon Issuance of Securities.

7.1.

Subsequent Equity Sales. Except with respect to Excluded Securities, if Borrower or any subsidiary thereof, as applicable, at any time this Note is outstanding, shall sell, issue or grant any Common Stock, option to purchase Common Stock, right to reprice, preferred shares convertible into Common Stock, or debt, warrants, options or other instruments or securities to Lender or any third party which are convertible into or exercisable or exchangeable for shares of Common Stock (collectively, the “Equity Securities”), including without limitation any Deemed Issuance, at an effective price per share less than the then effective Lender Conversion Price (such issuance is referred to herein as a “Dilutive Issuance”), then, the Lender Conversion Price shall be automatically reduced and only reduced to equal such lower effective price per share. If the holder of any Equity Securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options, or rights per share which are issued in connection with such Dilutive Issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Lender Conversion Price, such issuance shall be deemed to have occurred for less than the Lender Conversion Price on the date of such Dilutive Issuance, and the then effective Lender Conversion Price shall be reduced and only reduced to equal such lower effective price per share. Such adjustments described above to the Lender Conversion Price shall be permanent (subject to additional adjustments under this section), and shall be made whenever such Equity Securities are issued. Borrower shall notify Lender, in writing, no later than the Trading Day following the issuance of any Equity Securities subject to this Section 7.1, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price, or other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarity, whether or not Borrower provides a Dilutive Issuance Notice pursuant to this Section 7.1, upon the occurrence of any Dilutive Issuance, on the date of such Dilutive Issuance the Lender Conversion Price shall be lowered to equal the applicable effective price per share regardless of whether Borrower or Lender accurately refers to such lower effective price per share in any subsequent Installment Notice or Lender Conversion Notice.

7.2.

Adjustment of Lender Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision hereof, if Borrower at any time on or after the Effective Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Lender Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision hereof, if Borrower at any time on or after the Effective Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Lender Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7.2 shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7.2 occurs during the period that a Lender Conversion Price is calculated hereunder, then the calculation of such Lender Conversion Price shall be adjusted appropriately to reflect such event.

7.3.

Other Events. In the event that Borrower (or any subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect Lender from dilution or if any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then Borrower’s board of directors shall in good faith determine and implement an appropriate adjustment in the Lender Conversion Price so as to protect the rights of Lender, provided that no such adjustment pursuant to this Section 7.3 will increase the Lender Conversion Price as otherwise determined pursuant to this Section 7, provided further that if Lender does not accept such adjustments as appropriately protecting its interests hereunder

Exhibit A - Note -Page 6

against such dilution, then Borrower’s board of directors and Lender shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by Borrower.

8.

Borrower Installments.

8.1.

Installment Conversion Price. Subject to the adjustments set forth herein, the conversion price for each Installment Conversion (the “Installment Conversion Price”) shall be the lesser of (a) the Lender Conversion Price, and (b) the Market Price.

8.2.

Installment Conversions. Beginning on the date that is six (6) months after the Purchase Price Date and on the same day of each month thereafter until the Maturity Date (each, an “Installment Date”), if paying in cash, Borrower shall pay to Lender the applicable Installment Amount due on such date subject to the provisions of this Section 8, and if paying in Installment Conversion Shares (as defined below), Borrower shall deliver such Installment Conversion Shares on or before the Delivery Date. Payments of each Installment Amount may be made (a) in cash; provided, however, that in the event Lender has paid off all or any portion of the Investor Note (such amount that is prepaid, the “Investor Note Prepayment Amount”), Borrower may not pay any portion of any Installment Amount in cash for a period of ninety (90) days following the date Investor delivered the applicable Investor Note Prepayment Amount to Borrower (the “Standstill Period”) and any payment in cash of any Installment Amount made during the Standstill Period shall be deemed to be a prepayment pursuant to Section 1 above and shall be subject to the Prepayment Premium provided in such section, or (b) by converting such Installment Amount into shares of Common Stock (“Installment Conversion Shares”, and together with the Lender Conversion Shares, the “Conversion Shares”) in accordance with this Section 8 (each instance of Borrower thus converting, an “Installment Conversion”) per the following formula: the number of Installment Conversion Shares equals the portion of the applicable Installment Amount being converted divided by the Installment Conversion Price, or (c) by any combination of the foregoing, so long as the cash is delivered to Lender on the applicable Installment Date and the Installment Conversion Shares are delivered to Lender on or before the applicable Delivery Date. Notwithstanding the foregoing, Borrower will not be entitled to elect an Installment Conversion with respect to any portion of any applicable Installment Amount and shall be required to pay the entire amount of such Installment Amount in cash if on the applicable Installment Date there is an Equity Conditions Failure, and such failure is not waived in writing by Lender. Moreover, in the event Borrower desires to pay all or any portion of any Installment Amount in cash, it must notify Lender in writing of such election and the portion of the applicable Installment Amount it elects to pay in cash not more than twenty-five (25) or less than fifteen (15) Trading Days prior to the applicable Installment Date. If Borrower fails to so notify Lender, it shall not be permitted to elect to pay any portion of such Installment Amount in cash unless otherwise agreed to by Lender in writing or proposed by Lender in an Installment Notice delivered by Lender to Borrower. Notwithstanding the foregoing or anything to the contrary herein, Borrower shall only be obligated to deliver Installment Amounts with respect to Tranches that have become Conversion Eligible Tranches and shall have no obligation to pay to Lender any Installment Amount with respect to any Tranche that has not become a Conversion Eligible Tranche. In furtherance thereof, in the event Borrower has repaid all Conversion Eligible Tranches pursuant to the terms of this Note, it shall have no further obligations to deliver any Installment Amount to Lender unless and until any Subsequent Tranche that was not previously a Conversion Eligible Tranche becomes a Conversion Eligible Tranche pursuant to the terms of this Note. Notwithstanding that failure to repay this Note in full by the Maturity Date is an Event of Default, the Installment Dates shall continue after the Maturity Date pursuant to this Section 8 until the Outstanding Balance is repaid in full, provided that Lender shall, in Lender’s sole discretion, determine the Installment Amount for each Installment Date after the Maturity Date.

Exhibit A - Note -Page 7

8.3.

Allocation of Installment Amounts. Subject to Section 8.2 regarding an Equity Conditions Failure, for each Installment Date, Borrower may elect to allocate the amount of the applicable Installment Amount between cash and Installment Conversion, by email or fax delivery of a notice to Lender substantially in the form attached hereto as Exhibit B (each, an “Installment Notice”), provided, that to be effective, each applicable Installment Notice must be received by Lender not more than twenty-five (25) or less than fifteen (15) Trading Days prior to the applicable Installment Date. If Lender has not received an Installment Notice within such time period, then Lender may prepare the Installment Notice and deliver the same to Borrower by fax or email. Following its receipt of such Installment Notice, Borrower may either ratify Lender’s proposed allocation in the applicable Installment Notice or elect to change the allocation by written notice to Lender by email or fax on or before 12:00 p.m. New York time on the applicable Installment Date, so long as the sum of the cash payments and the amount of Installment Conversions equal the applicable Installment Amount, provided that Lender must approve any increase to the portion of the Installment Amount payable in cash. If Borrower fails to notify Lender of its election to change the allocation prior to the deadline set forth in the previous sentence (and seek approval to increase the amount payable in cash), it shall be deemed to have ratified and accepted the allocation set forth in the applicable Installment Notice prepared by Lender. If neither Borrower nor Lender prepare and deliver to the other party an Installment Notice as outlined above, then Borrower shall be deemed to have elected that the entire Installment Amount be converted via an Installment Conversion. Borrower acknowledges and agrees that regardless of which party prepares the applicable Installment Notice, the amounts and calculations set forth thereon are subject to correction or adjustment because of error, mistake, or any adjustment resulting from an Event of Default or other adjustment permitted under the Transaction Documents (an “Adjustment”). Furthermore, no error or mistake in the preparation of such notices, or failure to apply any Adjustment that could have been applied prior to the preparation of an Installment Notice may be deemed a waiver of Lender’s right to enforce the terms of the Note, even if such error, mistake, or failure to include an Adjustment arises from Lender’s own calculation. Borrower shall deliver the Installment Conversion Shares from any Installment Conversion to Lender in accordance with Section 9 below on or before each applicable Delivery Date.

9.

Method of Conversion Share Delivery. On or before the close of business on the third (3rd) Trading Day following the Installment Date or the third (3rd) Trading Day following the date of delivery of a Lender Conversion Notice, as applicable (the “Delivery Date”), Borrower shall, provided it is DWAC Eligible at such time, deliver or cause its transfer agent to deliver the applicable Conversion Shares electronically via DWAC to the account designated by Lender in the applicable Lender Conversion Notice or Installment Notice. If Borrower is not DWAC Eligible, it shall deliver to Lender or its broker (as designated in the Lender Conversion Notice or Installment Notice, as applicable), via reputable overnight courier, a certificate representing the number of shares of Common Stock equal to the number of Conversion Shares to which Lender shall be entitled, registered in the name of Lender or its designee. For the avoidance of doubt, Borrower has not met its obligation to deliver Conversion Shares by the Delivery Date unless Lender or its broker, as applicable, has actually received the certificate representing the applicable Conversion Shares no later than the close of business on the relevant Delivery Date pursuant to the terms set forth above. Moreover, and notwithstanding anything to the contrary herein or in any other Transaction Document, in the event Borrower or its transfer agent refuses to deliver any Conversion Shares to Lender on grounds that such issuance is in violation of Rule 144 under the Securities Act of 1933, as amended (“Rule 144”), Borrower shall deliver or cause its transfer agent to deliver the applicable Conversion Shares to Lender with a restricted securities legend, but otherwise in accordance with the provisions of this Section 9. In conjunction therewith, Borrower will also deliver to Lender a written opinion from its counsel or its transfer agent’s counsel opining as to why the issuance of the applicable Conversion Shares violates Rule 144.

10.

Conversion Delays. If Borrower fails to deliver Conversion Shares or True-Up Shares in accordance with the timeframes stated in Sections 9 or 11, as applicable, Lender, at any time prior to

Exhibit A - Note -Page 8

selling all of those Conversion Shares or True-Up Shares, as applicable, may rescind in whole or in part that particular Conversion attributable to the unsold Conversion Shares or True-Up Shares, with a corresponding increase to the Outstanding Balance (any returned amount will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144). In addition, for each Lender Conversion, in the event that Lender Conversion Shares are not delivered by the fourth Trading Day (inclusive of the day of the Lender Conversion), a late fee equal to the greater of (a) $500.00 and (b) 2% of the applicable Lender Conversion Share Value rounded to the nearest multiple of $100.00 (but in any event the cumulative amount of such late fees for each Lender Conversion shall not exceed 200% of the applicable Lender Conversion Share Value) will be assessed for each day after the third Trading Day (inclusive of the day of the Lender Conversion) until Lender Conversion Share delivery is made; and such late fee will be added to the Outstanding Balance (such fees, the “Conversion Delay Late Fees”). For illustration purposes only, if Lender delivers a Lender Conversion Notice to Borrower pursuant to which Borrower is required to deliver 100,000 Lender Conversion Shares to Lender and on the Delivery Date such Lender Conversion Shares have a Lender Conversion Share Value of $20,000.00, then in such event a Conversion Delay Late Fee in the amount of $500.00 per day (the greater of $500.00 per day and $20,000.00 multiplied by 2%, which is $400.00) would be added to the Outstanding Balance of the Note until such Lender Conversion Shares are delivered to Lender. For purposes of this example, if the Lender Conversion Shares are delivered to Lender twenty (20) days after the applicable Delivery Date, the total Conversion Delay Late Fees that would be added to the Outstanding Balance would be $10,000.00 (20 days multiplied by $500.00 per day). If the Lender Conversion Shares are delivered to Lender one hundred (100) days after the applicable Delivery Date, the total Conversion Delay Late Fees that would be added to the Outstanding Balance would be $40,000.00 (100 days multiplied by $500.00 per day, but capped at 200% of the Lender Conversion Share Value).

11.

True-Up. On the date that is twenty (20) Trading Days (a “True-Up Date”) from each date that the Installment Conversion Shares delivered by Borrower to Lender become Free Trading, there shall be a true-up where Borrower shall deliver to Lender additional Installment Conversion Shares (“True-Up Shares”) if the Installment Conversion Price as of the True-Up Date is less than the Installment Conversion Price used in the applicable Installment Notice. In such event, Borrower shall deliver to Lender within three (3) Trading Days of the True-Up Date (the “True-Up Share Delivery Date”) a number of True-Up Shares equal to the difference between the number of Installment Conversion Shares that would have been delivered to Lender on the True-Up Date based on the Installment Conversion Price as of the True-Up Date and the number of Installment Conversion Shares originally delivered to Lender pursuant to the applicable Installment Notice. For the avoidance of doubt, if the Installment Conversion Price as of the True-Up Date is higher than the Installment Conversion Price set forth in the applicable Installment Notice, then Borrower shall have no obligation to deliver True-Up Shares to Lender, nor shall Lender have any obligation to return any excess Installment Conversion Shares to Borrower under any circumstance. For the convenience of Borrower only, Lender may, in its sole discretion, deliver to Borrower a notice (pursuant to a form of notice substantially in the form attached hereto as Exhibit C) informing Borrower of the number of True-Up Shares it is obligated to deliver to Lender as of any given True-Up Date, provided that if Lender does not deliver any such notice, Borrower shall not be relieved of its obligation to deliver True-Up Shares pursuant to this Section 11. Notwithstanding the foregoing, if Borrower fails to deliver any required True-Up Shares on or before any applicable True-Up Share Delivery Date, then in such event the Outstanding Balance of this Note will automatically increase by a sum equal to the number of True-Up Shares deliverable as of the applicable True-Up Date multiplied by the Market Price for the Common Stock as of the applicable True-Up Date (under Lender’s and Borrower’s expectations that any such increase will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144).

12.

Ownership Limitation. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, if at any time Lender shall or would be issued shares of Common Stock

Exhibit A - Note -Page 9

under any of the Transaction Documents, but such issuance would cause Lender (together with its affiliates) to beneficially own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (including for such purpose the shares of Common Stock issuable upon such issuance) (the “Maximum Percentage”), then Borrower must not issue to Lender shares of Common Stock which would exceed the Maximum Percentage. For purposes of this section, beneficial ownership of Common Stock will be determined pursuant to Section 13(d) of the 1934 Act. The shares of Common Stock issuable to Lender that would cause the Maximum Percentage to be exceeded are referred to herein as the “Ownership Limitation Shares”. Borrower will reserve the Ownership Limitation Shares for the exclusive benefit of Lender. From time to time, Lender may notify Borrower in writing of the number of the Ownership Limitation Shares that may be issued to Lender without causing Lender to exceed the Maximum Percentage. Upon receipt of such notice, Borrower shall be unconditionally obligated to immediately issue such designated shares to Lender, with a corresponding reduction in the number of the Ownership Limitation Shares. Notwithstanding the forgoing, the term “4.99%” above shall be replaced with “9.99%” at such time as the Market Capitalization is less than $10,000,000.00. Notwithstanding any other provision contained herein, if the term “4.99%” is replaced with “9.99%” pursuant to the preceding sentence, such increase to “9.99%” shall remain at 9.99% until increased, decreased or waived by Lender as set forth below. By written notice to Borrower, Lender may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all affiliates and assigns of Lender.

13.

Payment of Collection Costs. If this Note is placed in the hands of an attorney for collection or enforcement prior to commencing arbitration or legal proceedings, or is collected or enforced through any arbitration or legal proceeding, or Lender otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note, then Borrower shall pay the costs incurred by Lender for such collection, enforcement or action including, without limitation, attorneys’ fees and disbursements. Borrower also agrees to pay for any costs, fees or charges of its transfer agent that are charged to Lender pursuant to any Conversion or issuance of shares pursuant to this Note.

14.

Opinion of Counsel. In the event that an opinion of counsel is needed for any matter related to this Note, Lender has the right to have any such opinion provided by its counsel. Lender also has the right to have any such opinion provided by Borrower’s counsel.

15.

Governing Law; Venue. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.

16.

Resolution of Disputes.

16.1.

Arbitration of Disputes. By its acceptance of this Note, each party agrees to be bound by the Arbitration Provisions (as defined in the Purchase Agreement) set forth as an exhibit to the Purchase Agreement.

16.2.

Calculation Disputes. Notwithstanding the Arbitration Provisions, in the case of a dispute as to any Calculation (as defined in the Purchase Agreement), such dispute will be resolved in the manner set forth in the Purchase Agreement.

Exhibit A - Note -Page 10

17.

Cancellation. After repayment or conversion of the entire Outstanding Balance (including without limitation delivery of True-Up Shares pursuant to the payment of the final Installment Amount, if applicable), this Note shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued.

18.

Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Note.

19.

Assignments. Borrower may not assign this Note without the prior written consent of Lender. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by Lender without the consent of Borrower.

20.

Offset Rights. Notwithstanding anything to the contrary herein or in any of the other Transaction Documents, (a) the parties hereto acknowledge and agree that Lender maintains a right of offset pursuant to the terms of the Investor Note that, under certain circumstances, permits Lender to deduct amounts owed by Borrower under this Note from amounts otherwise owed by Lender under the Investor Note (the “Lender Offset Right”), and (b) at any time Borrower shall be entitled to deduct and offset any amount owing by the initial Lender under the Investor Note from any amount owed by Borrower under this Note (the “Borrower Offset Right”). In order to exercise the Borrower Offset Right, Borrower must deliver to Lender (a) a completed and signed Borrower Offset Right Notice in the form attached hereto as Exhibit D, (b) the original Investor Note being offset marked “cancelled” or, in the event the applicable Investor Note has been lost, stolen or destroyed, a lost note affidavit in a form reasonably acceptable to Lender, and (c) a check payable to Lender in the amount of $250.00. In the event that Borrower’s exercise of the Borrower Offset Right results in the full satisfaction of Borrower’s obligations under this Note, Lender shall return the original Note to Borrower marked “cancelled” or, in the event this Note has been lost, stolen or destroyed, a lost note affidavit in a form reasonably acceptable to Borrower. For the avoidance of doubt, Borrower shall not incur any Prepayment Premium set forth in Section 1 hereof with respect to any portions of this Note that are satisfied by way of a Borrower Offset Right.

21.

Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Note and the documents and instruments entered into in connection herewith.

22.

Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the Purchase Agreement titled “Notices.”

23.

Liquidated Damages. Lender and Borrower agree that in the event Borrower fails to comply with any of the terms or provisions of this Note, Lender’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates, future share prices, future trading volumes and other relevant factors. Accordingly, Lender and Borrower agree that any fees, balance adjustments, Default Interest or other charges assessed under this Note are not penalties but instead are intended by the parties to be, and shall be deemed, liquidated damages (under Lender’s and Borrower’s expectations that any such liquidated damages will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144).

24.

Waiver of Jury Trial. EACH OF LENDER AND BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY

Exhibit A - Note -Page 11

ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.

25.

Voluntary Agreement. Borrower has carefully read this Note and has asked any questions needed for Borrower to understand the terms, consequences and binding effect of this Note and fully understand them. Borrower has had the opportunity to seek the advice of an attorney of Borrower’s choosing, or has waived the right to do so, and is executing this Note voluntarily and without any duress or undue influence by Lender or anyone else.

26.

Severability. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of Borrower and Lender to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.

[Remainder of page intentionally left blank; signature page follows]

Exhibit A - Note -Page 12

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the Effective Date.

BORROWER:

REAC Group, Inc.

By:

Name:

Title:

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Iliad Research and Trading, L.P.

By: Iliad Management, LLC, its General Partner

By:

Fife Trading, Inc., its Manager

By:

      John M. Fife, President

[Signature Page to Convertible Promissory Note]

ATTACHMENT 1

DEFINITIONS

For purposes of this Note, the following terms shall have the following meanings:

A1.

“Adjusted Outstanding Balance” means the Outstanding Balance of this Note as of the date the applicable Fundamental Default occurred less any Conversion Delay Late Fees included in such Outstanding Balance.

A2.

“Approved Stock Plan” means any equity compensation plan which has been approved by the shareholders of Borrower and is in effect as of the Purchase Price Date, pursuant to which Borrower’s securities may be issued to any employee, officer or director for services provided to Borrower.

A3.

“Bloomberg” means Bloomberg L.P. (or if that service is not then reporting the relevant information regarding the Common Stock, a comparable reporting service of national reputation selected by Lender and reasonably satisfactory to Borrower).

A4.

“Closing Bid Price” and “Closing Trade Price” means the last closing bid price and last closing trade price, respectively, for the Common Stock on its principal market, as reported by Bloomberg, or, if its principal market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of the Common Stock prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if its principal market is not the principal securities exchange or trading market for the Common Stock, the last closing bid price or last trade price, respectively, of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of the Common Stock in the over-the-counter market on the electronic bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for the Common Stock by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for the Common Stock as reported by OTC Markets Group, Inc., and any successor thereto. If the Closing Bid Price or the Closing Trade Price cannot be calculated for the Common Stock on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Trade Price (as the case may be) of the Common Stock on such date shall be the fair market value as mutually determined by Lender and Borrower. If Lender and Borrower are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved in accordance with the procedures in Section 16.2. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

A5.

“Conversion” means a Lender Conversion under Section 3 or an Installment Conversion under Section 8.

A6.

“Conversion Eligible Outstanding Balance” means the Outstanding Balance of this Note less the sum of each Subsequent Tranche that has not yet become a Conversion Eligible Tranche (i.e., Lender has not yet paid the outstanding balance of the Investor Note that corresponds to such Subsequent Tranche).

A7.

“Conversion Factor” means 70%, subject to the following adjustments. If at any time the average of the three (3) lowest Closing Bid Prices during the twenty (20) Trading Days immediately preceding any date of measurement is below $0.10, then in such event the then-current Conversion Factor shall be reduced by 10% for all future Conversions (subject to other reductions set forth in this section). If at any time after the Effective Date, Borrower is not DWAC Eligible, then the then-current Conversion Factor will automatically be reduced by 5% for all future Conversions. If at any time after the Effective Date, the Conversion Shares are not DTC Eligible, then the then-current Conversion Factor will

[Attachment 1 to Convertible Promissory Note, Page 1]

automatically be reduced by an additional 5% for all future Conversions. Finally, in addition to the Default Effect, if any Major Default occurs after the Effective Date, the Conversion Factor shall automatically be reduced for all future Conversions by an additional 5% for each of the first three (3) Major Defaults that occur after the Effective Date (for the avoidance of doubt, each occurrence of any Major Default shall be deemed to be a separate occurrence for purposes of the foregoing reductions in Conversion Factor, even if the same Major Default occurs three (3) separate times). For example, the first time Borrower is not DWAC Eligible, the Conversion Factor for future Conversions thereafter will be reduced from 70% to 65% for purposes of this example. Following such event, the first time the Conversion Shares are no longer DTC Eligible, the Conversion Factor for future Conversions thereafter will be reduced from 65% to 60% for purposes of this example. If, thereafter, there are three (3) separate occurrences of a Major Default pursuant to Section 4.1(c), then for purposes of this example the Conversion Factor would be reduced by 5% for the first such occurrence, and so on for each of the second and third occurrences of such Major Default.

A8.

“Deemed Issuance” means an issuance of Common Stock that shall be deemed to have occurred on the latest possible permitted date pursuant to the terms hereof or any applicable Warrant in the event Borrower fails to deliver Conversion Shares as and when required pursuant to Section 9 of the Note or Warrant Shares (as defined in the Purchase Agreement) as and when required pursuant to the Warrant. For the avoidance of doubt, if Borrower has elected or is deemed under Section 8.3 to have elected to pay an Installment Amount in Installment Conversion Shares and fails to deliver such Installment Conversion Shares, such failure shall be considered a Deemed Issuance hereunder even if an Equity Conditions Failure exists at that time or other relevant date of determination.

A9.

“Default Effect” means multiplying the Conversion Eligible Outstanding Balance as of the date the applicable Event of Default occurred by (a) 15% for each occurrence of any Major Default, or (b) 5% for each occurrence of any Minor Default, and then adding the resulting product to the Outstanding Balance as of the date the applicable Event of Default occurred, with the sum of the foregoing then becoming the Outstanding Balance under this Note as of the date the applicable Event of Default occurred; provided that the Default Effect may only be applied three (3) times hereunder with respect to Major Defaults and three (3) times hereunder with respect to Minor Defaults; and provided further that the Default Effect shall not apply to any Event of Default pursuant to Section 4.1(b) hereof.

A10.

“DTC” means the Depository Trust Company or any successor thereto.

A11.

“DTC Eligible” means, with respect to the Common Stock, that such Common Stock is eligible to be deposited in certificate form at the DTC, cleared and converted into electronic shares by the DTC and held in the name of the clearing firm servicing Lender’s brokerage firm for the benefit of Lender.

A12.

“DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer program.

A13.

“DWAC” means the DTC’s Deposit/Withdrawal at Custodian system.

A14.

“DWAC Eligible” means that (a) Borrower’s Common Stock is eligible at DTC for full services pursuant to DTC’s operational arrangements, including without limitation transfer through DTC’s DWAC system, (b) Borrower has been approved (without revocation) by DTC’s underwriting department, (c) Borrower’s transfer agent is approved as an agent in the DTC/FAST Program, (d) the Conversion Shares are otherwise eligible for delivery via DWAC; (e) Borrower has previously delivered all Conversion Shares to Lender via DWAC; and (f) Borrower’s transfer agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.

A15.

“Equity Conditions Failure” means that any of the following conditions has not been satisfied during any applicable Equity Conditions Measuring Period (as defined below): (a) with respect to the applicable date of determination all of the Conversion Shares would be freely tradable under Rule 144 or without the need for registration under any applicable federal or state securities laws (in each case,

[Attachment 1 to Convertible Promissory Note, Page 2]

disregarding any limitation on conversion of this Note); (b) on each day during the period beginning one month prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), the Common Stock is listed or designated for quotation (as applicable) on any of NYSE, NASDAQ, OTCQX, OTCQB, or OTC Pink Current Information (each, an “Eligible Market”) and shall not have been suspended from trading on any such Eligible Market (other than suspensions of not more than two (2) Trading Days and occurring prior to the applicable date of determination due to business announcements by Borrower); (c) on each day during the Equity Conditions Measuring Period, Borrower shall have delivered all shares of Common Stock issuable upon conversion of this Note on a timely basis as set forth in Section 9 hereof and all other shares of capital stock required to be delivered by Borrower on a timely basis as set forth in the other Transaction Documents; (d) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 12 hereof (Lender acknowledges that Borrower shall be entitled to assume that this condition has been met for all purposes hereunder absent written notice from Lender); (e) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating the rules or regulations of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (f) on each day during the Equity Conditions Measuring Period, no public announcement of a pending, proposed or intended Fundamental Transaction shall have occurred which has not been abandoned, terminated or consummated; (g) Borrower shall have no knowledge of any fact that would reasonably be expected to cause any of the Conversion Shares to not be freely tradable without the need for registration under any applicable state securities laws (in each case, disregarding any limitation on conversion of this Note); (h) on each day during the Equity Conditions Measuring Period, Borrower otherwise shall have been in material compliance with each, and shall not have breached any, term, provision, covenant, representation or warranty of any Transaction Document; (i) without limiting clause (j) above, on each day during the Equity Conditions Measuring Period, there shall not have occurred an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (k) on each Installment Date, the average and median daily dollar volume of the Common Stock on its principal market for the previous twenty (20) Trading Days shall be greater than $15,000.00; (l) the ten (10) day average VWAP of the Common Stock is greater than $0.05, and (m) the Common Stock shall be DWAC Eligible as of each applicable Installment Date or other date of determination.

A16.

“Excluded Securities” means any shares of Common Stock, options, or convertible securities issued or issuable in connection with any Approved Stock Plan; provided that the option term, exercise price or similar provisions of any issuances pursuant to such Approved Stock Plan are not amended, modified or changed on or after the Purchase Price Date.

A17.

“Free Trading” means that (a) the shares or certificate(s) representing the applicable shares of Common Stock have been cleared and approved for public resale by the compliance departments of Lender’s brokerage firm and the clearing firm servicing such brokerage, and (b) such shares are held in the name of the clearing firm servicing Lender’s brokerage firm and have been deposited into such clearing firm’s account for the benefit of Lender.

A18.

“Fundamental Default” means that Borrower either fails to pay the entire Outstanding Balance to Lender on or before the Maturity Date or fails to pay the Mandatory Default Amount within three (3) Trading Days of the date Lender delivers any notice of acceleration to Borrower pursuant to Section 4.2 of this Note.

A19.

“Fundamental Default Conversion Value” means the Adjusted Outstanding Balance multiplied by the highest Fundamental Default Ratio that occurs during the Fundamental Default Measuring Period.

A20.

“Fundamental Default Measuring Period” means a number of months equal to the Outstanding Balance as of the date the Fundamental Default occurred divided by the Installment Amount,

[Attachment 1 to Convertible Promissory Note, Page 3]

with such number being rounded up to the next whole month; provided, however, that if Borrower repays the entire Outstanding Balance prior to the conclusion of the Fundamental Default Measuring Period, the Fundamental Default Measuring Period shall end on the date of repayment. For illustration purposes only, if the Outstanding Balance were equal to $125,000.00 as of the date a Fundamental Default occurred and if the Installment Amount were $28,500.00, then the Fundamental Default Measuring Period would equal five (5) months calculated as follows: $125,000.00/$28,500.00 equals 4.386, rounded up to five (5).

A21.

“Fundamental Default Ratio” means a ratio that will be calculated on each Trading Day during the Fundamental Default Measuring Period by dividing the Closing Trade Price for the Common Stock on a given Trading Day by the Lender Conversion Price (as adjusted pursuant to the terms hereof) in effect for such Trading Day.

A22.

“Fundamental Liquidated Damages Amount” means the greater of (a) (i) the quotient of the Outstanding Balance on the date the Fundamental Default occurred divided by the then-current Conversion Factor, minus (ii) the Outstanding Balance on the date the Fundamental Default occurred, or (b) the Fundamental Default Conversion Value.

A23.

“Fundamental Transaction” means that (a) (i) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consolidate or merge with or into (whether or not Borrower or any of its subsidiaries is the surviving corporation) any other person or entity, or (ii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other person or entity, or (iii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, allow any other person or entity to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the person or persons making or party to, or associated or affiliated with the persons or entities making or party to, such purchase, tender or exchange offer), or (iv) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other person or entity whereby such other person or entity acquires more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock or share purchase agreement or other business combination), or (v) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, reorganize, recapitalize or reclassify the Common Stock, other than an increase in the number of authorized shares of Borrower’s Common Stock, or (b) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of Borrower.

A24.

“Installment Amount” means $46,000.00 ($230,000.00 ÷ 5), plus the sum of any accrued and unpaid interest on all Conversion Eligible Tranches as of the applicable Installment Date, and accrued and unpaid late charges, if any, under this Note as of the applicable Installment Date, and any other amounts accruing or owing to Lender under this Note as of such Installment Date; provided, however, that, if the remaining amount owing under all then-existing Conversion Eligible Tranches or otherwise with respect to this Note as of the applicable Installment Date is less than the Installment Amount set forth above, then the Installment Amount for such Installment Date (and only such Installment Amount) shall be reduced (and only reduced) by the amount necessary to cause such Installment Amount to equal such outstanding amount.

[Attachment 1 to Convertible Promissory Note, Page 4]

A25.

“Lender Conversion Share Value” means the product of the number of Lender Conversion Shares deliverable pursuant to any Lender Conversion multiplied by the Closing Trade Price of the Common Stock on the Delivery Date for such Lender Conversion.

A26.

“Major Default” means any Event of Default occurring under Sections 4.1(a), 4.1(c), 4.1(l), or 4.1(p) of this Note.

A27.

“Mandatory Default Amount” means the greater of (a) the Outstanding Balance (including all Tranches, both Conversion Eligible Tranches and Subsequent Tranches that have not yet become Conversion Eligible Tranches) divided by the Installment Conversion Price on the date the Mandatory Default Amount is demanded, multiplied by the VWAP on the date the Mandatory Default Amount is demanded, or (b) the Outstanding Balance following the application of the Default Effect.

A28.

“Market Capitalization” means a number equal to (a) the average VWAP of the Common Stock for the immediately preceding fifteen (15) Trading Days, multiplied by (b) the aggregate number of outstanding shares of Common Stock as reported on Borrower’s most recently filed Form 10-Q or Form 10-K.

A29.

“Market Price” means the Conversion Factor multiplied by the average of the three (3) lowest Closing Bid Prices during the twenty (20) Trading Days immediately preceding the applicable Conversion.

A30.

“Minimum Market Capitalization” means $6,000,000.00.

A31.

“Minor Default” means any Event of Default that is not a Major Default or a Fundamental Default.

A32.

“OID” means an original issue discount.

A33.

“Optional Prepayment Liquidated Damages Amount” means an amount equal to the difference between (a) the product of (i) the number of shares of Common Stock obtained by dividing (1) the applicable Optional Prepayment Amount by (2) the Lender Conversion Price as of the date Borrower delivered the applicable Optional Prepayment Amount to Lender, multiplied by (ii) the Closing Trade Price of the Common Stock on the date Borrower delivered the applicable Optional Prepayment Amount to Lender, and (b) the applicable Optional Prepayment Amount paid by Borrower to Lender. For illustration purposes only, if the applicable Optional Prepayment Amount were $50,000.00, the Lender Conversion Price as of the date the Optional Prepayment Amount was paid to Lender was equal to $0.75 per share of Common Stock, and the Closing Trade Price of a share of Common Stock as of such date was equal to $1.00, then the Optional Prepayment Liquidated Damages Amount would equal $16,666.67 computed as follows: (a) $66,666.67 (calculated as (i) (1) $50,000.00 divided by (2) $0.75 multiplied by (ii) $1.00) minus (b) $50,000.00.

A34.

“Other Agreements” means, collectively, (a) all existing and future agreements and instruments between, among or by Borrower (or an affiliate), on the one hand, and Lender (or an affiliate), on the other hand, and (b) any financing agreement or a material agreement that affects Borrower’s ongoing business operations.

A35.

“Outstanding Balance” means as of any date of determination, the Purchase Price, as reduced or increased, as the case may be, pursuant to the terms hereof for payment, Conversion, offset, or otherwise, plus the OID, the Transaction Expense Amount, accrued but unpaid interest, collection and enforcements costs (including attorneys’ fees) incurred by Lender, transfer, stamp, issuance and similar taxes and fees related to Conversions, and any other fees or charges (including without limitation Conversion Delay Late Fees) incurred under this Note.

A36.

“Purchase Price Date” means the date the Initial Cash Purchase Price is delivered by Lender to Borrower.

[Attachment 1 to Convertible Promissory Note, Page 5]

A37.

“Trading Day” means any day on which the New York Stock Exchange is open for trading.

A38.

“VWAP” means the volume weighted average price of the Common stock on the principal market for a particular Trading Day or set of Trading Days, as the case may be, as reported by Bloomberg.

[Attachment 1 to Convertible Promissory Note, Page 6]

EXHIBIT A

Iliad Research and Trading, L.P.

303 East Wacker Drive, Suite 1040

Chicago, Illinois 60601

REAC Group, Inc.

Date: __________________

Attn: Robert DeAngelis, CEO

8878 Covenant Avenue, Suite 209

Pittsburgh, Pennsylvania 15237

LENDER CONVERSION NOTICE

The above-captioned Lender hereby gives notice to REAC Group, Inc., a Florida corporation (the “Borrower”), pursuant to that certain Convertible Promissory Note made by Borrower in favor of Lender on March 13, 2017 (the “Note”), that Lender elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of Borrower as of the date of conversion specified below. Said conversion shall be based on the Lender Conversion Price set forth below. In the event of a conflict between this Lender Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Lender Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.

Date of Conversion:

____________

B.

Lender Conversion #:

 ____________

C.

Conversion Amount:

 ____________

D.

Lender Conversion Price:  _______________

E.

Lender Conversion Shares:  _______________ (C divided by D)

F.

Remaining Outstanding Balance of Note:  ____________*

G.

Remaining Balance of Investor Note: ____________*

H.    Outstanding Balance of Note Net of Balance of Investor Note: ____________* (F minus G)

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Lender Conversion Notice and such Transaction Documents.

The Conversion Amount converted hereunder shall be deducted from the following Conversion Eligible Tranche(s):

Conversion Amount	Tranche No.

Additionally, $_________________ of the Conversion Amount converted hereunder shall be deducted from the Installment Amount(s) relating to the following Installment Date(s): __________________________________________.

Please transfer the Lender Conversion Shares electronically (via DWAC) to the following account:

[Exhibit A to Convertible Promissory Note, Page 1]

Broker:

Address:

DTC#:

Account #:

Account Name:

To the extent the Lender Conversion Shares are not able to be delivered to Lender electronically via the DWAC system, deliver all such certificated shares to Lender via reputable overnight courier after receipt of this Lender Conversion Notice (by facsimile transmission or otherwise) to:

_____________________________________

_____________________________________

_____________________________________

Sincerely,

Lender:

Iliad Research and Trading, L.P.

By: Iliad Management, LLC, its General Partner

By:

Fife Trading, Inc., its Manager

By:

      John M. Fife, President

[Exhibit A to Convertible Promissory Note, Page 2]

EXHIBIT B

REAC Group, Inc.

8878 Covenant Avenue, Suite 209

Pittsburgh, Pennsylvania 15237

Iliad Research and Trading, L.P.

Date: _____________

Attn: John Fife

303 East Wacker Drive, Suite 1040

Chicago, Illinois 60601

INSTALLMENT NOTICE

The above-captioned Borrower hereby gives notice to Iliad Research and Trading, L.P., a Utah limited partnership (the “Lender”), pursuant to that certain Convertible Promissory Note made by Borrower in favor of Lender on March 13, 2017 (the “Note”), of certain Borrower elections and certifications related to payment of the Installment Amount of $_________________ due on ___________, 201_ (the “Installment Date”). In the event of a conflict between this Installment Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Installment Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

INSTALLMENT CONVERSION AND CERTIFICATIONS

AS OF THE INSTALLMENT DATE

A.

INSTALLMENT CONVERSION

A.

Installment Date: ____________, 201_

B.

Installment Amount:

 ____________

C.

Portion of Installment Amount to be Paid in Cash: ____________

D.

Portion of Installment Amount to be Converted into Common Stock: ____________ (B minus C)

E.

Installment Conversion Price:  _______________ (lower of (i) Lender Conversion Price in effect and (ii) Market Price as of Installment Date)

F.

Installment Conversion Shares:  _______________ (D divided by E)

G.

Remaining Outstanding Balance of Note:  ____________ *

H.

Remaining Balance of Investor Note: ____________*

I.

Outstanding Balance of Note Net of Balance of Investor Note: ____________ (G minus H)*

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Installment Notice and such Transaction Documents.

B.

EQUITY CONDITIONS CERTIFICATION

1.

Market Capitalization:________________

(Check One)

2.

_________ Borrower herby certifies that no Equity Conditions Failure exists as of the Installment Date.

[Exhibit B to Convertible Promissory Note, Page 1]

3.

_________ Borrower hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from Lender with respect thereto. The Equity Conditions Failure is as follows:

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Sincerely,

Borrower:

REAC Group, Inc.

By:

Name:

Title:

ACKNOWLEDGED AND CERTIFIED BY:

Lender:

Iliad Research and Trading, L.P.

By: Iliad Management, LLC, its General Partner

By:

Fife Trading, Inc., its Manager

By:

      John M. Fife, President

[Exhibit B to Convertible Promissory Note, Page 2]

EXHIBIT C

Iliad Research and Trading, L.P.

303 East Wacker Drive, Suite 1040

Chicago, Illinois 60601

REAC Group, Inc.

Date: __________________

Attn: Robert DeAngelis, CEO

8878 Covenant Avenue, Suite 209

Pittsburgh, Pennsylvania 15237

TRUE-UP NOTICE

The above-captioned Lender hereby gives notice to REAC Group, Inc., a Florida corporation (the “Borrower”), pursuant to that certain Convertible Promissory Note made by Borrower in favor of Lender on March 13, 2017 (the “Note”), of True-Up Conversion Shares related to _____________, 201_ (the “Installment Date”). In the event of a conflict between this True-Up Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of True-Up Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

TRUE-UP CONVERSION SHARES AND CERTIFICATIONS

AS OF THE TRUE-UP DATE

1.

TRUE-UP CONVERSION SHARES

A.

Installment Date: ____________, 201_

B.

True-Up Date: ____________, 201_

C.

Portion of Installment Amount Converted into Common Stock:

 _____________

D.

True-Up Conversion Price:  _______________ (lower of (i) Lender Conversion Price in effect and (ii) Market Price as of True-Up Date)

E.

True-Up Conversion Shares:  _______________ (C divided by D)

F.

Installment Conversion Shares Delivered: ________________

G.

True-Up Conversion Shares to be Delivered: ________________ (only applicable if E minus F is greater than zero)

2.

EQUITY CONDITIONS CERTIFICATION (Section to be completed by Borrower)

A.

Market Capitalization:________________

(Check One)

B.

_________ Borrower herby certifies that no Equity Conditions Failure exists as of the applicable True-Up Date.

[Exhibit C to Convertible Promissory Note, Page 1]

C.

_________ Borrower hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from Lender with respect thereto. The Equity Conditions Failure is as follows:

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Sincerely,

Lender:

Iliad Research and Trading, L.P.

By: Iliad Management, LLC, its General Partner

By:

Fife Trading, Inc., its Manager

By:

      John M. Fife, President

[Exhibit C to Convertible Promissory Note, Page 2]

EXHIBIT D

REAC Group, Inc.

8878 Covenant Avenue, Suite 209

Pittsburgh, Pennsylvania 15237

Iliad Research and Trading, L.P.

Date: _____________

Attn: John Fife

303 East Wacker Drive, Suite 1040

Chicago, Illinois 60601

NOTICE OF EXERCISE

OF BORROWER OFFSET RIGHT

The above-captioned Borrower hereby gives notice to Iliad Research and Trading, L.P., a Utah limited partnership (the “Lender”), pursuant to that certain Convertible Promissory Note made by Borrower in favor of Lender on March 13, 2017 (the “Note”), of Borrower’s election to exercise the Borrower Offset Right as set forth below. In the event of a conflict between this Notice of Exercise of Borrower Offset Right and the Note, the Note shall govern. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.

Effective Date of Offset: ____________, 201_

B.

Amount of Offset:

 ____________

C.

Investor Note(s) Being Offset:  _______________

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Notice of Exercise of Borrower Offset Right and such Transaction Documents.

Sincerely,

Borrower:

REAC Group, Inc.

By:

Name:

Title:

[Exhibit D to Convertible Promissory Note, Page 3]

THIS WARRANT AND THE COMMON STOCK ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON STOCK ISSUABLE HEREUNDER MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR ANY SHARES ISSUABLE HEREUNDER UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO REAC GROUP, INC. OR ITS TRANSFER AGENT THAT SUCH REGISTRATION IS NOT REQUIRED.

REAC GROUP, INC.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

1.

Issuance. For good and valuable consideration as set forth in the Purchase Agreement (as defined below), including without limitation the Initial Cash Purchase Price (as defined in the Purchase Agreement), the receipt and sufficiency of which are hereby acknowledged by REAC Group, Inc., a Florida corporation (“Company”); Iliad Research and Trading, L.P., a Utah limited partnership, its successors and/or registered assigns (“Investor”), is hereby granted the right to purchase at any time on or after the Issue Date (as defined below) until the date which is the last calendar day of the month in which the third anniversary of the Issue Date occurs (the “Expiration Date”), a number of fully paid and non-assessable shares (the “Warrant Shares”) of Company’s common stock, par value $0.00001 per share (the “Common Stock”), equal to $57,500.00 divided by the Market Price (as of the Issue Date), as such number may be adjusted from time to time pursuant to the terms and conditions of this Warrant to Purchase Shares of Common Stock (this “Warrant”).

This Warrant is being issued pursuant to the terms of that certain Securities Purchase Agreement dated March 13, 2017, to which Company and Investor are parties (as the same may be amended from time to time, the “Purchase Agreement”). Certain capitalized terms used herein are defined in Attachment 1 attached hereto and incorporated herein by this reference. Moreover, to the extent any defined terms herein are defined in any other Transaction Document (as so noted herein), such defined term shall remain applicable in this Warrant even if the other Transaction Document has been released, satisfied, or is otherwise cancelled.

This Warrant was issued to Investor on March 13, 2017 (the “Issue Date”). For the avoidance of doubt, the Initial Cash Purchase Price constitutes payment in full for this Warrant.

2.

Exercise of Warrant.

2.1.

General.

(a)

This Warrant is exercisable in whole or in part at any time and from time to time commencing on the Issue Date and ending on the Expiration Date. Such exercise shall be effectuated by submitting to Company (either by delivery to Company or by email or facsimile transmission) a completed and signed Notice of Exercise substantially in the form attached to this Warrant as Exhibit A (the “Notice of Exercise”). The date a Notice of Exercise is either faxed, emailed or delivered to Company shall be the “Exercise Date,” provided that, if such exercise represents the full exercise of the outstanding balance of this Warrant, Investor shall tender this Warrant to Company within five (5) Trading Days thereafter, but only if the Delivery Shares to be delivered pursuant to the Notice of Exercise have been delivered to Investor as of such date. The Notice of Exercise shall be executed by Investor and shall indicate (i) the number of Delivery Shares

Exhibit B – Warrant  Page 1

to be issued pursuant to such exercise, and (ii) if applicable (as provided below), whether the exercise is a cashless exercise.

(b)

Notwithstanding any other provision contained herein or in any other Transaction Document to the contrary, at any time prior to the Expiration Date, Investor may elect a “cashless” exercise of this Warrant for any Warrant Shares whereby Investor shall be entitled to receive a number of shares of Common Stock equal to (i) the excess of the Current Market Value over the aggregate Exercise Price of the Exercise Shares, divided by (ii) the Adjusted Price.

(c)

If the Notice of Exercise form elects a “cash” exercise, the Exercise Price per share of Common Stock for the Delivery Shares shall be payable, at the election of Investor, in cash or by certified or official bank check or by wire transfer in accordance with instructions provided by Company at the request of Investor.

(d)

Upon the appropriate payment to Company, if any, of the Exercise Price for the Delivery Shares, Company shall promptly, but in no case later than the date that is three (3) Trading Days following the date the Exercise Price is paid to Company (or with respect to a “cashless exercise,” the date that is three (3) Trading Days following the Exercise Date) (the “Delivery Date”), deliver or cause Company’s Transfer Agent to deliver the applicable Delivery Shares electronically via the DWAC system to the account designated by Investor on the Notice of Exercise. If for any reason Company is not able to so deliver the Delivery Shares via the DWAC system, notwithstanding its best efforts to do so, such shall constitute a breach of this Warrant, and Company shall instead, on or before the applicable date set forth above in this subsection, issue and deliver to Investor or its broker (as designated in the Notice of Exercise), via reputable overnight courier, a certificate, registered in the name of Investor or its designee, representing the applicable number of Delivery Shares. For the avoidance of doubt, Company has not met its obligation to deliver Delivery Shares within the required timeframe set forth above unless Investor or its broker, as applicable, has actually received the Delivery Shares (whether electronically or in certificated form) no later than the close of business on the latest possible delivery date pursuant to the terms set forth above. Moreover, and notwithstanding anything to the contrary herein or in any other Transaction Document, in the event Company or its Transfer Agent refuses to deliver any Delivery Shares to Investor on grounds that such issuance is in violation of Rule 144 under the 1933 Act (as defined below) (“Rule 144”), Company shall deliver or cause its Transfer Agent to deliver the applicable Delivery Shares to Investor with a restricted securities legend, but otherwise in accordance with the provisions of this Section 2.1(d). In conjunction therewith, Company will also deliver to Investor a written opinion from its counsel or its Transfer Agent’s counsel opining as to why the issuance of the applicable Delivery Shares violates Rule 144.

(e)

If Delivery Shares are delivered later than as required under subsection (d) immediately above, Company agrees to pay, in addition to all other remedies available to Investor in the Transaction Documents, a late charge equal to the greater of (i) $500.00 and (ii) 2% of the product of (1) the number of shares of Common Stock not issued to Investor on a timely basis and to which Investor is entitled multiplied by (2) the Closing Trade Price of the Common Stock on the Trading Day immediately preceding the last possible date which Company could have issued such shares of Common Stock to Investor without violating this Warrant, rounded to the nearest multiple of $100.00 (such resulting amount, the “Warrant Share Value”) (but in any event the cumulative amount of such late fees for each exercise shall not exceed 200% of the Warrant Share Value), per Trading Day until such Warrant Shares are delivered (the “Late Fees”). Company acknowledges and agrees that the failure to timely deliver Delivery Shares hereunder is a material breach of this Warrant and that the Late Fees are properly charged as liquidated damages to compensate Investor for such breach. Company shall pay any Late Fees incurred under this subsection in immediately available

Exhibit B – Warrant  Page 2

funds upon demand; provided, however, that, so long as the Note is outstanding, at the option of Investor, such amount owed may be added to the principal amount of the Note. Furthermore, in the event that Company fails for any reason to effect delivery of the Delivery Shares as required under subsection (d) immediately above, Investor may revoke all or part of the relevant Warrant exercise by delivery of a notice to such effect to Company, whereupon Company and Investor shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant, except that the Late Fees described above shall be payable through the date notice of revocation or rescission is given to Company. Finally, in the event Company fails to deliver any Delivery Shares to Investor for a period of ninety (90) days from the Delivery Date, Investor may elect, in its sole discretion, to stop the accumulation of the Late Fees as of such date and require Company to pay to Investor a cash amount equal to (i) the total amount of all Late Fees that have accumulated prior to the date of Investor’s election, plus (ii) the product of the number of Delivery Shares deliverable to Investor on such date if it were to exercise this Warrant with respect to the remaining number of Exercise Shares as of such date multiplied by the Closing Trade Price of the Common Stock on the Delivery Date (the “Cash Settlement Amount”). At such time as Investor makes an election to require Company to pay to it the Cash Settlement Amount, such obligation of Company shall be a valid and binding obligation of Company and shall for all purposes be deemed to be a debt obligation of Company owed to Investor as of the date it makes such election. Upon Company’s payment of the Cash Settlement Amount to Investor, this Warrant shall be deemed to have been satisfied. In addition, and for the avoidance of doubt, even if Company could not deliver the number of Delivery Shares deliverable to Investor if it were to exercise this Warrant with respect to the remaining number of Exercise Shares on the date of repayment due to the provisions of Section 2.2, the provisions of Section 2.2 will not apply with respect to Company’s payment of the Cash Settlement Amount.

(f)

Investor shall be deemed to be the holder of the Delivery Shares (not including any Ownership Limitation Shares (as defined below)) issuable to it in accordance with the provisions of this Section 2.1 on the Exercise Date.

2.2.

Ownership Limitation. Notwithstanding anything to the contrary contained in this Warrant or the other Transaction Documents, if at any time Investor shall or would be issued shares of Common Stock, but such issuance would cause Investor (together with its affiliates) to own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (the “Maximum Percentage”), Company must not issue to Investor shares of Common Stock which would exceed the Maximum Percentage. The shares of Common Stock issuable to Investor that would cause the Maximum Percentage to be exceeded are referred to herein as the “Ownership Limitation Shares”. In such event, Company shall reserve the Ownership Limitation Shares for the exclusive benefit of Investor. From time to time, Investor may notify Company in writing of the number of the Ownership Limitation Shares that may be issued to Investor without causing Investor to exceed the Maximum Percentage. Upon receipt of such notice, Company shall be unconditionally obligated to immediately issue such designated shares to Investor, with a corresponding reduction in the number of the Ownership Limitation Shares. Notwithstanding the foregoing, the term “4.99%” above shall be replaced with “9.99%” at such time as the Market Capitalization is less than $10,000,000.00. Notwithstanding any other provision contained herein, if the term “4.99%” is replaced with “9.99%” pursuant to the preceding sentence, such change to “9.99%” shall be permanent. By written notice to Company, Investor may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all affiliates and assigns of Investor.

Exhibit B – Warrant  Page 3

3.

Mutilation or Loss of Warrant. Upon receipt by Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, Company will execute and deliver to Investor a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

4.

Rights of Investor. Investor shall not, by virtue of this Warrant alone, be entitled to any rights of a stockholder in Company, either at law or in equity, and the rights of Investor with respect to or arising under this Warrant are limited to those expressed in this Warrant and are not enforceable against Company except to the extent set forth herein.

5.

Protection Against Dilution and Other Adjustments.

5.1.

Capital Adjustments. If Company shall at any time prior to the expiration of this Warrant subdivide the Common Stock, by split-up or stock split, or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend, the number of Warrant Shares issuable upon the exercise of this Warrant shall forthwith be automatically increased proportionately in the case of a subdivision, split or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price and other applicable amounts, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 5.1 shall become effective automatically at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

5.2.

Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the capital stock of Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 5.1 above), then Company shall make appropriate provision so that Investor shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by Investor immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of Investor so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per Warrant Share payable hereunder, provided the aggregate purchase price shall remain the same.

5.3.

Subsequent Equity Sales. If Company or any subsidiary thereof, as applicable, at any time and from time to time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of, sell or issue (or announce any offer, sale, grant or any option to purchase or other disposition of) any Common Stock (including any Common Stock issued under the Note, whether upon any type of conversion or any Deemed Issuance), debt, warrants, options, preferred shares or other instruments or securities which are convertible into or exercisable for shares of Common Stock (together herein referred to as “Equity Securities”), at an effective price per share less than the Exercise Price (such lower price, the “Base Share Price”, and any such issuance, a “Dilutive Issuance”) (if the holder of the Common Stock or Equity Securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to

Exhibit B – Warrant  Page 4

warrants, options, or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then (a) the Exercise Price shall be reduced and only reduced to equal the Base Share Price, and (b) the number of Warrant Shares issuable upon the exercise of this Warrant shall be increased to an amount equal to the number of Warrant Shares Investor could purchase hereunder for an aggregate Exercise Price, as reduced pursuant to subsection (a) above, equal to the aggregate Exercise Price payable immediately prior to such reduction in Exercise Price, provided that the increase in the number of Exercise Shares issuable under this Warrant made pursuant to this Section 5.3 shall not at any time exceed a number equal to three (3) times the number of Exercise Shares issuable under this Warrant as of the Issue Date (for the avoidance of doubt, the foregoing cap on the number of Exercise Shares issuable hereunder shall only apply to adjustments made pursuant to this Section 5.3 and shall not apply to adjustments made pursuant to Sections 5.1, 5.2 or any other section of this Warrant). Such adjustments shall be made whenever such Common Stock or Equity Securities are issued. Company shall notify Investor, in writing, no later than the Trading Day following the issuance of any Common Stock or Equity Securities subject to this Section 5.3, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price, or other pricing terms (such notice, the “Dilutive Issuance Notice”). Dilutive Issuance Notices shall be in the form set forth in Section 6 below. For purposes of clarification, whether or not Company provides a Dilutive Issuance Notice pursuant to this Section 5.3, upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance, Investor is entitled to receive the increased number of Warrant Shares provided for in subsection (b) above at an Exercise Price equal to the Base Share Price regardless of whether Investor accurately refers to the Base Share Price in the Notice of Exercise. Additionally, following the occurrence of a Dilutive Issuance, all references in this Warrant to “Warrant Shares” shall be a reference to the Warrant Shares as increased pursuant to subsection (b) above, and all references in this Warrant to “Exercise Price” shall be a reference to the Exercise Price as reduced pursuant to subsection (a) above, as the same may occur from time to time hereunder.

5.4.

Exceptions to Adjustment. Notwithstanding the provisions of Section 5.3, no adjustment to the Exercise Price shall be effected as a result of an Excepted Issuance.

6.

Certificate as to Adjustments. In each case of any adjustment or readjustment in the number or kind of shares issuable on the exercise of this Warrant, or in the Exercise Price, pursuant to the terms hereof, Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. Nothing in this Section 6 shall be deemed to limit any other provision contained herein.

7.

Transfer to Comply with the Securities Act. This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”). Neither this Warrant nor the Warrant Shares may be sold, transferred, pledged or hypothecated without (a) an effective registration statement under the 1933 Act relating to such security or (b) an opinion of counsel reasonably satisfactory to Company that registration is not required under the 1933 Act; provided, however, that the foregoing restrictions on transfer shall not apply to the transfer of the Warrant to an affiliate of Investor. Until such time as registration has occurred under the 1933 Act,

Exhibit B – Warrant  Page 5

each certificate for this Warrant and any Warrant Shares shall contain a legend, in form and substance satisfactory to counsel for Company, setting forth the restrictions on transfer contained in this Section 7; provided, however, that Company acknowledges and agrees that any such legend shall be removed from all certificates for DTC Eligible Common Stock delivered hereunder as such Common Stock is cleared and converted into electronic shares by the DTC, and nothing contained herein shall be interpreted to the contrary. Upon receipt of a duly executed assignment of this Warrant, Company shall register the transferee thereon as the new holder on the books and records of Company and such transferee shall be deemed a “registered holder” or “registered assign” for all purposes hereunder, and shall have all the rights of Investor under this Warrant. Until this Warrant is transferred on the books of Company, Company may treat Investor as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

8.

Notices. Any notice required or permitted hereunder shall be given in the manner provided in the subsection titled “Notices” in the Purchase Agreement, the terms of which are incorporated herein by reference.

9.

Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant, together with the Purchase Agreement, contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings with respect to the subject matter hereof and thereof other than as expressly contained herein and therein.

10.

Purchase Agreement; Arbitration of Disputes; Calculation Disputes. This Warrant is subject to the terms, conditions and general provisions of the Purchase Agreement, including without limitation the Arbitration Provisions (as defined in the Purchase Agreement) set forth as an exhibit to the Purchase Agreement. In addition, notwithstanding the Arbitration Provisions, in the case of a dispute as to any Calculation (as defined in the Purchase Agreement), such dispute will be resolved in the manner set forth in the Purchase Agreement.

11.

Governing Law; Venue. This Warrant shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.

12.

Waiver of Jury Trial. COMPANY IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS WARRANT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, COMPANY ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

13.

Remedies. The remedies at law of Investor under this Warrant in the event of any default or threatened default by Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and, without limiting any other remedies available to Investor in the Transaction Documents, at law or equity, to the fullest extent permitted by law, such

Exhibit B – Warrant  Page 6

terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise without the obligation to post a bond.

14.

Liquidated Damages. Company and Investor agree that in the event Company fails to comply with any of the terms or provisions of this Warrant, Investor’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates, future share prices, future trading volumes and other relevant factors. Accordingly, Investor and Company agree that any fees or other charges assessed under this Warrant are not penalties but instead are intended by the parties to be, and shall be deemed, liquidated damages (under Investor’s and Company’s expectations that any such liquidated damages will tack back to the Issue Date for purposes of determining the holding period under Rule 144.

15.

Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Signatures delivered via facsimile or email shall be considered original signatures for all purposes hereof.

16.

Attorneys’ Fees. In the event of any arbitration, litigation or dispute arising from this Warrant, the parties agree that the party who is awarded the most money (which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by said prevailing party in connection with arbitration or litigation without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous or bad faith pleading.

17.

Severability. Whenever possible, each provision of this Warrant shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant or the validity or enforceability of this Warrant in any other jurisdiction.

18.

Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Warrant.

19.

Descriptive Headings. Descriptive headings of the sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

[Remainder of page intentionally left blank; signature page follows]

Exhibit B – Warrant  Page 7

IN WITNESS WHEREOF, Company has caused this Warrant to be duly executed by an officer thereunto duly authorized as of the Issue Date.

COMPANY:

REAC Group, Inc.

By:

Printed Name:

Title:

[Signature Page to Warrant]

ATTACHMENT 1

DEFINITIONS

For purposes of this Warrant, the following terms shall have the following meanings:

A1.

“Adjusted Price” means the lower of (i) the Exercise Price (as such Exercise Price may be adjusted from time to time pursuant to the terms of this Warrant), and (ii) the Market Price.

A2.

“Approved Stock Plan” means any stock option plan which has been approved by the board of directors of Company and is in effect as of the Issue Date, pursuant to which Company’s securities may be issued to any employee, officer or director for services provided to Company.

A3.

“Bloomberg” means Bloomberg L.P. (or if that service is not then reporting the relevant information regarding the Common Stock, a comparable reporting service of national reputation selected by Investor and reasonably satisfactory to Company).

A4.

“Closing Bid Price” and “Closing Trade Price” means the last closing bid price and last closing trade price, respectively, for the Common Stock on its principal market, as reported by Bloomberg, or, if its principal market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of the Common Stock prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if its principal market is not the principal securities exchange or trading market for the Common Stock, the last closing bid price or last trade price, respectively, of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of the Common Stock in the over-the-counter market on the electronic bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for the Common Stock by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for the Common Stock as reported by OTC Markets Group, Inc., and any successor thereto. If the Closing Bid Price or the Closing Trade Price cannot be calculated for the Common Stock on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Trade Price (as the case may be) of the Common Stock on such date shall be the fair market value as mutually determined by Investor and Company. If Investor and Company are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved in accordance with the procedures in the Purchase Agreement governing Calculations. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

A5.

“Conversion Factor” means 70%, subject to the following adjustments. If at any time the average of the three (3) lowest Closing Bid Prices in the twenty (20) Trading Days immediately preceding any date of measurement is below $0.10, then in such event the then-current Conversion Factor shall be permanently reduced by 10% (subject to other reductions set forth in this section). If at any time after the Issue Date, Company is not DWAC Eligible, then the then-current Conversion Factor will automatically be permanently reduced by 5%. If at any time after the Issue Date, the Delivery Shares are not DTC Eligible, then the then-current Conversion Factor will automatically be permanently reduced by an additional 5%. For example, the first time Company is not DWAC Eligible, the Conversion Factor for future exercises thereafter will be reduced from 70% to 65% for purposes of this example. If, thereafter, the Delivery Shares are not DTC Eligible, the Conversion Factor for all future exercises will automatically be permanently reduced from 65% to 60% for purposes of this example.

A6.

“Current Market Value” means an amount equal to the Trade Price multiplied by the number of Exercise Shares specified in the applicable Notice of Exercise.

[Attachment 1 to Warrant, Page 1]

A7.

“Deemed Issuance” means an issuance of Common Stock that shall be deemed to have occurred on the latest possible permitted date pursuant to the terms of this Warrant or the Note in the event Company fails to deliver shares of Common Stock as and when required.

A8.

“Delivery Shares” means those shares of Common Stock issuable and deliverable upon the exercise or partial exercise, as the case may be, of this Warrant.

A9.

“DTC” means the Depository Trust Company or any successor thereto.

A10.

“DTC Eligible” means, with respect to the Common Stock, that such Common Stock is eligible to be deposited in certificate form at the DTC, cleared and converted into electronic shares by the DTC and held in the name of the clearing firm servicing Investor’s brokerage firm for the benefit of Investor.

A11.

“DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer program.

A12.

“DWAC” means the DTC’s Deposit/Withdrawal at Custodian system.

A13.

“DWAC Eligible” means that (a) Company’s Common Stock is eligible at DTC for full services pursuant to DTC’s operational arrangements, including without limitation transfer through DTC’s DWAC system, (b) Company has been approved (without revocation) by the DTC’s underwriting department, (c) Company’s transfer agent is approved as an agent in the DTC/FAST Program, (d) the Delivery Shares are otherwise eligible for delivery via DWAC; (e) Company has previously delivered all Delivery Shares to Investor via DWAC; and (f) Company’s transfer agent does not have a policy prohibiting or limiting delivery of the Delivery Shares via DWAC.

A14.

“Excepted Issuances” means any shares of Common Stock, options, or convertible securities issued or issuable in connection with any Approved Stock Plan; provided that the option term, exercise price or similar provisions of any issuance pursuant to such Approved Stock Plan are not amended, modified or changed on or after the Issue Date.

A15.

“Exercise Price” means $0.25 per share of Common Stock, as the same may be adjusted from time to time pursuant to the terms and conditions of this Warrant.

A16.

“Exercise Shares” means those Warrant Shares subject to an exercise of this Warrant by Investor. By way of illustration only and without limiting the foregoing, if (i) this Warrant is initially exercisable for 4,180,000 Warrant Shares and Investor has not previously exercised this Warrant, and (ii) Investor were to make a cashless exercise with respect to 5,000 Warrant Shares pursuant to which 6,000 Delivery Shares would be issuable to Investor, then (1) this Warrant shall be deemed to have been exercised with respect to 5,000 Exercise Shares, (2) this Warrant would remain exercisable for 4,175,000 Warrant Shares, and (3) this Warrant shall be deemed to have been exercised with respect to 6,000 Delivery Shares.

A17.

“Market Capitalization” means the product equal to (a) the average VWAP of the Common Stock for the immediately preceding fifteen (15) Trading Days, multiplied by (b) the aggregate number of outstanding shares of Common Stock as reported on Company’s most recently filed Form 10-Q or Form 10-K.

A18.

“Market Price” means the Conversion Factor multiplied by the average of the three (3) lowest Closing Bid Prices in the twenty (20) Trading Days immediately preceding the applicable date of exercise. By way of example only, if the Conversion Factor were 75% and the average of the three lowest Closing Bid Prices in the twenty (20) Trading Days immediately preceding the applicable date of exercise were $1.00 then the Market Price would be $0.75 (75% x $1.00).

[Attachment 1 to Warrant, Page 2]

A19.

“Note” means that certain Convertible Promissory Note issued by Company to Investor pursuant to the Purchase Agreement, as the same may be amended from time to time, and including any promissory note(s) that replace or are exchanged for such referenced promissory note.

A20.

“Trade Price” means the higher of: (i) the Closing Trade Price of the Common Stock on the Issue Date; and (ii) the VWAP of the Common Stock for the Trading Day that is two (2) Trading Days prior to the Exercise Date.

A21.

“Trading Day” means any day the New York Stock Exchange is open for trading.

A22.

“Transaction Documents” means the Purchase Agreement, the Note, this Warrant, and all other documents, certificates, instruments and agreements entered into or delivered in conjunction therewith, as the same may be amended from time to time.

A23.

“VWAP” means the volume-weighted average price of the Common Stock on the principal market for a particular Trading Day or set of Trading Days, as the case may be, as reported by Bloomberg.

[Attachment 1 to Warrant, Page 3]

EXHIBIT A

NOTICE OF EXERCISE OF WARRANT

TO:

REAC GROUP, INC.

ATTN: _______________

VIA FAX TO: (    )______________ EMAIL: ______________

The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant to Purchase Shares of Common Stock dated as of March 13, 2017 (the “Warrant”), to purchase shares of the common stock, $0.00001 par value (“Common Stock”), of REAC Group, Inc., and tenders herewith payment in accordance with Section 2 of the Warrant, as follows:

_______

CASH: $__________________________ = (Exercise Price x Delivery Shares)

_______

Payment is being made by:

_____

enclosed check

_____

wire transfer

_____

other

_______

CASHLESS EXERCISE:

Net number of Delivery Shares to be issued to Investor: ______*

* based on:

Current Market Value - (Exercise Price x Exercise Shares)

               Adjusted Price

Where:

Trade Price [“TP”]

=

$____________

Exercise Shares

=

_____________

Current Market Value [TP x Exercise Shares]

=

$____________

Exercise Price

=

$____________

Adjusted Price

=

$____________

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Warrant.

It is the intention of Investor to comply with the provisions of Section 2.2 of the Warrant regarding certain limits on Investor’s right to receive shares thereunder. Investor believes this exercise complies with the provisions of such Section 2.2. Nonetheless, to the extent that, pursuant to the exercise effected hereby, Investor would receive more shares of Common Stock than permitted under Section 2.2, Company shall not be obligated and shall not issue to Investor such excess shares until such time, if ever, that Investor could receive such excess shares without violating, and in full compliance with, Section 2.2 of the Warrant.

As contemplated by the Warrant, this Notice of Exercise is being sent by email or by facsimile to the fax number and officer indicated above.

If this Notice of Exercise represents the full exercise of the outstanding balance of the Warrant, Investor will surrender (or cause to be surrendered) the Warrant to Company at the address indicated

[Exhibit A to Warrant, Page 4]

above by express courier within five (5) Trading Days after the Warrant Shares to be delivered pursuant to this Notice of Exercise have been delivered to Investor.

To the extent the Delivery Shares are not able to be delivered to Investor via the DWAC system, please deliver certificates representing the Delivery Shares to Investor via reputable overnight courier after receipt of this Notice of Exercise (by facsimile transmission or otherwise) to:

_____________________________________

_____________________________________

_____________________________________

Dated:

_____________________

___________________________

[Name of Investor]

By:________________________

[Exhibit A to Warrant, Page 5]

EXHIBIT C

ALLOCATION OF PURCHASE PRICE

Purchase Price	Note Tranche	OID/Transaction Expense	Warrant
Initial Cash Purchase Price	Initial Tranche	$25,000.00	Warrant
Investor Note	Subsequent Tranche	$5,000.00

Exhibit C – Allocation of Purchase Price  Page 1

REAC GROUP, INC.

OFFICER’S CERTIFICATE

The undersigned, Robert DeAngelis, Chief Executive Officer of REAC Group, Inc., a Florida corporation (“Company”), in connection with the issuance of that certain Convertible Promissory Note issued by Company on March 13, 2017 (the “Note”) in the original principal amount of $230,000.00 in favor of Iliad Research and Trading, L.P., a Utah limited partnership (“Investor”), pursuant to that certain Securities Purchase Agreement dated March 13, 2017 between Investor and Company (the “Purchase Agreement”), personally and in his capacity as an officer of Company, hereby represents, warrants and certifies that:

1.

He is the duly appointed Chief Executive Officer of Company.

2.

As of the date hereof, Company has no Variable Security Holders (as defined in the Purchase Agreement).

3.

He agrees to cause Company to comply with the covenants found in Sections 4(vi) and (vii) of the Purchase Agreement.

4.

He acknowledges that his execution and issuance of this Officer’s Certificate to Investor is a material inducement to Investor’s agreement to purchase the Note on the terms set forth in the Purchase Agreement and that but for his execution and issuance of this Officer’s Certificate, Investor would not have purchased the Note from Company.

IN WITNESS WHEREOF, the undersigned, personally and in his capacity as an officer of Company, has executed this Officer’s Certificate as of March 13, 2017.

_________________________________

Robert DeAngelis

Exhibit D – Officer’s Certificate  Page 1

THIS NOTE (AS DEFINED BELOW) MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE ALIENATED OR ENCUMBERED WITHOUT THE PRIOR WRITTEN CONSENT OF INVESTOR (AS DEFINED BELOW). THIS NOTE IS SUBJECT TO A RIGHT OF OFFSET IN FAVOR OF INVESTOR UPON THE OCCURRENCE OF CERTAIN EVENTS AS SET FORTH IN MORE DETAIL IN SECTION 6 BELOW.

$50,000.00	State of Utah March 13, 2017

INVESTOR NOTE

FOR VALUE RECEIVED, Iliad Research and Trading, L.P., a Utah limited partnership (“Investor”), hereby promises to pay to REAC Group, Inc., a Florida corporation (“Company”, and together with Investor, the “Parties”), the principal sum of $50,000.00 together with all accrued and unpaid interest thereon, fees incurred or other amounts owing hereunder, all as set forth below in this Investor Note (this “Note”). This Note is issued pursuant to that certain Securities Purchase Agreement of even date herewith, entered into by and between Investor and Company (as the same may be amended from time to time, the “Purchase Agreement”), pursuant to which Company issued to Investor that certain Convertible Promissory Note in the principal amount of $230,000.00 (as the same may be amended from time to time, the “Company Note”) convertible into shares of Company’s Common Stock. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

20.

Principal and Interest. Interest shall accrue on the unpaid principal balance and any unpaid late fees or other fees under this Note at a rate of ten percent (10%) per annum until the full amount of the principal and fees has been paid. Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed. Notwithstanding any provision to the contrary herein, in no event shall the applicable interest rate at any time exceed the maximum interest rate allowed under applicable law, as provided in Section 12 below. The entire unpaid principal balance and all accrued and unpaid interest, if any, under this Note, shall be due and payable on the date that is ten (10) months from the date hereof (the “Investor Note Maturity Date”); provided, however, that Investor may elect, in its sole discretion, to extend the Investor Note Maturity Date for up to thirty (30) days by delivering written notice of such election to Company at any time prior to the Investor Note Maturity Date.

21.

Payment. Unless prepaid, all principal and accrued interest under this Note is payable in one lump sum on the Investor Note Maturity Date. All payments of interest and principal shall be (i) in lawful money of the United States of America, and (ii) in the form of immediately available funds. All payments shall be applied first to costs of collection, if any, then to accrued and unpaid interest, and thereafter to principal. Payment of principal and interest hereunder shall be delivered to Company at the address furnished to Investor for that purpose.

22.

Prepayment by Investor. Investor may, with Company’s consent, pay, without penalty, all or any portion of the outstanding balance along with any accrued but unpaid interest on this Note at any time prior to the Investor Note Maturity Date.

23.

Security; Collateral. Investor may, in its sole discretion, designate collateral (the “Collateral”) as it deems fit, as security for Investor’s obligations hereunder, which Collateral may be, but is not required to be, real property, a letter of credit with a financial institution determined by Investor in its sole discretion, or pledged membership interests. Upon Investor’s designation of Collateral, each of Investor and Company shall timely execute any and all documents necessary or advisable in order to properly grant a security interest upon the Collateral in favor of Company.

Exhibit E – Investor Note Page 1

24.

Release. Company covenants and agrees that in the event that this Note is secured by Collateral, Company shall timely execute any and all documents necessary or advisable in order to release such security interest and Collateral to Investor, or Investor’s designee, upon the earlier of (i) the date this Note is paid in full and (ii) the date that is six (6) months and three (3) days following the date such Collateral is given as security for this Note, or such later date as determined in the sole discretion of Investor (the “Release Date”). For the avoidance of doubt, as of the date hereof, there is no collateral securing this Note, and after the Release Date, as applicable, there shall be no collateral securing this Note.

25.

Right of Offset. Notwithstanding anything to the contrary herein or in any of the other Transaction Documents, in the event (i) of the occurrence of any Event of Default (as defined in the Company Note) under the Company Note or any other note issued by Company in connection with the Purchase Agreement, (ii) of a breach of any material term, condition, representation, warranty, covenant or obligation of Company under any Transaction Document, or (iii) Company sells, transfers, assigns, pledges or hypothecates this Note, or attempts to do any of the foregoing, whether voluntarily or involuntarily, Investor shall be entitled to deduct and offset any amount owing by Company under the Company Note from any amount owed by Investor under this Note (the “Investor Offset Right”), provided that if any of the foregoing events occur and Investor has not yet exercised the Investor Offset Right, the Investor Offset Right shall be automatically exercised on the date that is thirty (30) days prior to the Investor Note Maturity Date (an “Automatic Offset”). Other than with respect to an Automatic Offset, Investor may only elect to exercise the Investor Offset Right by delivering to Company an offset notice in a form substantially similar to Exhibit D to the Company Note or another form of Investor’s choosing. In the event that Investor’s exercise of the Investor Offset Right under this Section 6 results in the full satisfaction of Investor’s obligations under this Note, then Company shall return this Note to Investor for cancellation or, in the event this Note has been lost, stolen or destroyed, Company shall provide Investor with a lost note affidavit in a form reasonably acceptable to Investor.

26.

Default. If any of the events specified below shall occur (each, an “Investor Note Default”) Company may declare the unpaid principal balance under this Note, together with all accrued and unpaid interest thereon, fees incurred or other amounts owing hereunder immediately due and payable, by notice in writing to Investor. If any default, other than a Payment Default (as defined below), is curable, then the default may be cured (and no Investor Note Default will have occurred) if Investor, after receiving written notice from Company demanding cure of such default, either (i) cures the default within fifteen (15) days of the receipt of such notice, or (ii) if the cure requires more than fifteen (15) days, immediately initiates steps that Company deems in Company’s reasonable discretion to be sufficient to cure the default and thereafter diligently continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical. Each of the following events shall constitute an Investor Note Default:

26.1.

Failure to Pay. Investor’s failure to make any payment when due and payable under this Note (a “Payment Default”);

26.2.

Breaches of Covenants. Investor’s failure to observe or perform any other covenant, obligation, condition or agreement contained in this Note;

26.3.

Representations and Warranties. If any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of Investor to Company in writing in connection with this Note or any of the other Transaction Documents, or as an inducement to Company to enter into the Purchase Agreement, shall be false or misleading in any material respect when made or furnished; and

Exhibit E – Investor Note Page 2

26.4.

Involuntary Bankruptcy. If any involuntary petition is filed under any bankruptcy or similar law or rule against Investor, and such petition is not dismissed within sixty (60) days, or a receiver, trustee, liquidator, assignee, custodian, sequestrator or other similar official is appointed to take possession of any of the assets or properties of Investor.

27.

Binding Effect; Assignment. This Note shall be binding on the Parties and their respective heirs, successors, and assigns; provided, however, that neither Party shall assign any of its rights hereunder without the prior written consent of the other Party, except that Investor may assign this Note to any of its Affiliates without the prior written consent of Company and, furthermore, Company agrees that it shall not unreasonably withhold, condition or delay its consent to any other assignment of this Note by Investor.

28.

Governing Law; Venue. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.

29.

Purchase Agreement; Arbitration of Disputes. By acceptance of this Note, each Party agrees to be bound by the applicable terms, conditions and general provisions of the Purchase Agreement and the other Transaction Documents, including without limitation the Arbitration Provisions attached as an exhibit to the Purchase Agreement.

30.

Customer Identification–USA Patriot Act Notice. Company hereby notifies Investor that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Act”), and Company’s policies and practices, Company is required to obtain, verify and record certain information and documentation that identifies Investor, which information includes the name and address of Investor and such other information that will allow Company to identify Investor in accordance with the Act.

31.

Lawful Interest. It being the intention of Company and Investor to comply with all applicable laws with regard to the interest charged hereunder, it is agreed that, notwithstanding any provision to the contrary in this Note or any of the other Transaction Documents, no such provision, including without limitation any provision of this Note providing for the payment of interest or other charges, shall require the payment or permit the collection of any amount in excess of the maximum amount of interest permitted by law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the indebtedness evidenced by this Note or by any extension or renewal hereof (“Excess Interest”). If any Excess Interest is provided for, or is adjudicated to be provided for, in this Note, then in such event:

31.1.

the provisions of this Section 12 shall govern and control;

31.2.

Investor shall not be obligated to pay any Excess Interest;

31.3.

any Excess Interest that Company may have received hereunder shall, at the option of Company, be (i) applied as a credit against the principal balance due under this Note or the accrued and unpaid interest thereon not to exceed the maximum amount permitted by law, or both, (ii) refunded to Investor, or (iii) any combination of the foregoing;

Exhibit E – Investor Note Page 3

31.4.

the applicable interest rate or rates shall be automatically subject to reduction to the maximum lawful rate allowed to be contracted for in writing under the applicable governing usury laws, and this Note and the Transaction Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in such interest rate or rates; and

31.5.

Investor shall not have any action or remedy against Company for any damages whatsoever or any defense to enforcement of this Note or arising out of the payment or collection of any Excess Interest.

32.

Pronouns. Regardless of their form, all words used in this Note shall be deemed singular or plural and shall have the gender as required by the text.

33.

Headings. The various headings used in this Note as headings for sections or otherwise are for convenience and reference only and shall not be used in interpreting the text of the section in which they appear and shall not limit or otherwise affect the meanings thereof.

34.

Time is of the Essence. Time is of the essence with this Note.

35.

Severability. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of the Parties to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.

36.

Attorneys’ Fees. If any arbitration or action at law or in equity is necessary to enforce this Note or to collect payment under this Note, Company shall be entitled to recover reasonable attorneys’ fees directly related to such enforcement or collection actions.

37.

Amendments and Waivers; Remedies. No failure or delay on the part of either Party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to either Party hereto at law, in equity or otherwise. Any amendment, supplement or modification of or to any provision of this Note, any waiver of any provision of this Note, and any consent to any departure by either Party from the terms of any provision of this Note, shall be effective (i) only if it is made or given in writing and signed by Investor and Company and (ii) only in the specific instance and for the specific purpose for which made or given.

38.

Notices. Unless otherwise provided for herein, all notices, requests, demands, claims and other communications hereunder shall be given in accordance with the subsection of the Purchase Agreement titled “Notices.” Either Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by providing notice thereof in the manner set forth in the Purchase Agreement.

39.

Final Note. This Note, together with the other Transaction Documents, contains the complete understanding and agreement of Investor and Company and supersedes all prior representations, warranties, agreements, arrangements, understandings, and negotiations of Investor and Company with respect to the subject matter of the Transaction Documents. THIS NOTE, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Exhibit E – Investor Note Page 4

40.

Waiver of Jury Trial. EACH OF INVESTOR AND COMPANY IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.

[Remainder of page intentionally left blank; signature page follows]

Exhibit E – Investor Note Page 5

IN WITNESS WHEREOF, the Parties have executed this Note as of the date set forth above.

INVESTOR:

      Iliad Research and Trading, L.P.

Iliad Research and Trading, L.P.

By: Iliad Management, LLC, its General Partner

By:

Fife Trading, Inc., its Manager

By:

      John M. Fife, President

ACKNOWLEDGED, ACCEPTED AND AGREED:

COMPANY:

REAC Group, Inc.

By:

Name:

Title:

Exhibit E – Investor Note Page 6

[To be reprinted on Company letterhead]

March 13, 2017

ClearTrust, LLC

16540 Pointe Village Dr., Ste. 210

Lutz, FL 33558

Ladies and Gentlemen:

REAC Group, Inc., a Florida corporation (the “Company”), and Iliad Research and Trading, L.P., a Utah limited partnership (the “Investor”), have entered into a Securities Purchase Agreement dated as of March 13, 2017 (the “Agreement”) providing for the issuance of that certain Convertible Promissory Note in the principal amount of $230,000.00 (the “Note”) and that certain Warrant to Purchase Shares of Common Stock (the “Warrant”).

You as Transfer Agent are hereby irrevocably authorized and instructed to reserve a  number of shares of common stock (“Common Stock”) of the Company (initially, 7,000,000 shares) for issuance upon full conversion of the Note and full exercise of the Warrant in accordance with the terms thereof. The amount of Common Stock so reserved may be increased, from time to time, only upon the written instructions of the Company. Further, conversions will only be processed should there be sufficient unissued, but authorized shares available.

The ability to convert the Note and exercise the Warrant in a timely manner is a material obligation of the Company pursuant to the Note and the Warrant. You have the right to rely on each notice of conversion (“Conversion Notice”) and notice of exercise (“Exercise Notice”) as presented, and have no responsibility to verify the conversion or exercise formula used. Provided you are acting as Transfer Agent at the time, your firm is hereby irrevocably authorized and instructed to within three (3) trading days issue shares of Common Stock of the Company to the Investor without any further action or confirmation by the Company upon your receipt from the Investor of: (i) a Conversion Notice or Exercise Notice executed by the Investor; (ii) any other supporting documentation reasonably required by the Transfer Agent; (iii) opinion of counsel confirming that the shares to be issued have been registered and the Registration Statement is currently effective or an opinion of counsel of the Investor or the Company, in form, substance and scope customary for opinions of counsel in comparable transactions (and satisfactory to the Transfer Agent), to the effect that the applicable shares of Common Stock are not “restricted securities” as defined in Rule 144 and otherwise may be issued pursuant to Rule 144 under the Federal Securities Act of 1933, as amended (the “Securities Act”), without any transfer restrictions; and (iv) customary seller representation letter for sales made under Rule 144 signed by the Investor if applicable. Such shares should be issued and delivered, at the option of the Investor as specified in the Conversion Notice, Exercise Notice or similar instruction either (i) electronically if the Company is approved by The Depository Trust Company (“DTC”) for Deposit Withdrawal at Custodian (“DWAC”) processing by making the shares available in book-entry form for further credit to the beneficial Investor account at a participant broker with DTC through its DWAC system, provided the Investor causes its broker or bank to properly initiate a DWAC deposit, or (ii) in certificated form without any restrictive legend which would restrict the transfer of the shares provided however that if such shares are not registered for resale under the Securities Act or are not able to be sold under Rule 144 and you have not received an opinion of counsel that the issuance of the shares is exempt from registration under the Securities Act, then the issued certificates for such shares shall bear the following restrictive legend:

Exhibit F – Transfer Agent Letter Page 1

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS AND SATISFACTORY TO THE TRANSFER AGENT THAT REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The unissued shares shall remain in the created reserve with you, the Transfer Agent, until the Investor and an authorized officer of the Company provide written instructions to you that the shares or any part of them shall be taken out of the reserve and shall no longer be subject to the terms of these instructions. In the event the Company delivers to the Investor via Certified Mail a written “Notice to Vacate the Reserve” and the Investor does not respond within 30 calendar days to such notice, the Company and Transfer Agent will assume the Investor is in agreement with said notice and will take the shares or any part of them out of the reserve at the end of said 30 days, and the Transfer Agent shall no longer be subject to the terms of these instructions for any shares removed from the reserve.

The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder. Such indemnification includes any claim made by the Company against you with respect to these instructions or the performance of your duties hereunder. You shall have no liability to the Company in respect of this, and you shall be entitled to rely in this regard on the advice of counsel.

The Board of Directors of the Company has approved the foregoing IRREVOCABLE INSTRUCTIONS. Company hereby confirms to you that no instruction other than as contemplated herein will be given to you by Company with respect to the matters referenced herein. Company hereby authorizes you, and you shall be obligated, to disregard any contrary instruction received by or on behalf of Company or any other person purporting to represent Company. At your sole discretion, you are also authorized to release any information you deem necessary towards the processing, clearing, and settlement of the shares arising from this reservation.

Notwithstanding any other provision hereof, Company and Investor understand that you shall not be required to perform any issuance or transfer of Conversion Shares if (i) such an issuance or transfer of Conversion Shares is in violation of any state or federal securities laws or regulations, or (ii) the issuance or transfer of Conversion Shares is prohibited or stopped as required or directed by an order of a court of competent jurisdiction. Additionally, Company and Investor understand that you shall not be required to perform any issuance or transfer of Common Stock if Company is in default of its payment obligations under its transfer agent service agreement (“the TA Agreement” with you; provided, however, that in such case Investor shall have the right to pay the obligations in default or otherwise resolve the deficiency in a manner satisfactory to the Transfer Agent. The Investor is responsible for all fees associated with the Conversion Notice or Exercise Notice, including but not limited to the issuance, delivery and transfer of shares, and acknowledges you will not act on a Conversion Notice or Exercise Notice without payment of fees owed.

Exhibit F – Transfer Agent Letter Page 2

The Company agrees that in the event that you resign or are terminated as the Company’s Transfer Agent, the Company shall engage a suitable replacement agent that will agree to serve as agent for the Company within five (5) business days. You reserve the right to resign as Transfer Agent at any time in accordance with the terms of your TA Agreement with the Company, and upon either voluntary resignation or termination by the Company, your obligations under this letter shall cease immediately and you shall have no further obligations to act under these instructions.

This letter is governed by the laws of the state of Florida.

The Investor is intended to be and is a third party beneficiary hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of the Investor.

Very truly yours,

REAC Group, Inc.

By:

Name:

Title:

Acknowledged and Agreed:

Iliad Research and Trading, L.P.

By: Iliad Management, LLC, its General Partner

By:

Fife Trading, Inc., its Manager

By:

                  John M. Fife, President

Acknowledged and Agreed:

ClearTrust, LLC

By: ______________________________

Name:

Title:

Exhibit F – Transfer Agent Letter Page 3

REAC GROUP, INC.

SECRETARY’S CERTIFICATE

I, ____________________, hereby certify that I am the duly elected, qualified and acting Secretary of REAC Group, Inc., a Florida corporation (“Company”), and I am authorized to execute this Secretary’s Certificate (this “Certificate”) on behalf of Company. This Certificate is delivered in connection with that certain Securities Purchase Agreement dated March 13, 2017 (the “Purchase Agreement”), by and between Company and Iliad Research and Trading, L.P., a Utah limited partnership.

Solely in my capacity as Secretary, I certify that Schedule 1 attached hereto is a true, accurate and complete copy of all of the resolutions adopted by the Board of Directors of Company (the “Resolutions”) approving and authorizing the execution, delivery and performance of the Purchase Agreement and related documents to which Company is a party on the date hereof, and the transactions contemplated thereby. Such Resolutions have not been amended, rescinded or modified since their adoption and remain in effect as of the date hereof.

IN WITNESS WHEREOF, I have made this Secretary’s Certificate effective as of March 13, 2017.

REAC Group, Inc.

Printed Name:

Title: Secretary

Exhibit H – Share Issuance Resolution Page 1

Share Issuance Resolution

Authorizing The Issuance Of New Shares Of Common Stock In

REAC Group, Inc.

___________________________

Effective March 13, 2017

___________________________

The undersigned, as a qualified officer of REAC Group, Inc., a Florida corporation (“Company”), hereby certifies that this Share Issuance Resolution is authorized by and consistent with the resolutions of Company’s board of directors (“Board Resolutions”) regarding (i) that certain Convertible Promissory Note in the face amount of $230,000.00 with an original issuance date of March 13, 2017 (the “Note”), made by Company in favor of Iliad Research and Trading, L.P., a Utah limited partnership, its successors and/or assigns (“Investor”), and (ii) that certain Warrant to Purchase Shares of Common Stock issued by Company to Investor (the “Warrant”), all pursuant to that certain Securities Purchase Agreement dated March 13, 2017, by and between Company and Investor (the “Purchase Agreement”).

RESOLVED, that ClearTrust, LLC, as transfer agent (including any successor transfer agent, the “Transfer Agent”) of shares of Company’s common stock, $0.00001 par value per share (“Common Stock”), is authorized to rely upon:

(i)

a Lender Conversion Notice substantially in the form of Exhibit A attached hereto, whether an original or a copy (the “Lender Conversion Notice”),

(ii)

an Installment Notice substantially in the form of Exhibit B attached hereto, whether an original or a copy (the “Installment Notice”),

(iii)

a True-Up Notice substantially in the form of Exhibit C attached hereto, whether an original or a copy (the “True-Up Notice”), and

(iv)

a Notice of Exercise of Warrant substantially in the form of Exhibit D attached hereto, whether an original or a copy (the “Notice of Exercise”),

in each case without any further inquiry, to be delivered to the Transfer Agent from time to time either by Company or Investor.

RESOLVED FURTHER, that the Transfer Agent is authorized to issue the number of:

(i)

“Lender Conversion Shares” (representing shares of Common Stock) set forth in each Lender Conversion Notice delivered to the Transfer Agent,

(ii)

“Installment Conversion Shares” (representing shares of Common Stock) set forth in each Installment Notice delivered to the Transfer Agent,

(iii)

“True-Up Shares” (representing shares of Common Stock) set forth in each True-Up Notice delivered to the Transfer Agent,

(iv)

“Delivery Shares” (representing shares of Common Stock) set forth in each Notice of Exercise delivered to the Transfer Agent, and

Exhibit H – Share Issuance Resolution Page 1

(v)

all additional shares of Common Stock Company may subsequently instruct the Transfer Agent to issue in connection with any of the foregoing or otherwise under the Note or the Warrant, as the case may be, with such shares to be issued in the name of Investor, or its successors, transferees, or designees, free of any restricted security legend, as permitted by the Note or the Warrant, as the case may be.

RESOLVED FURTHER, that consistent with the terms of the Purchase Agreement, the Transfer Agent is authorized and directed to immediately create a share reserve equal to 7,000,000 shares of Company’s Common Stock for the benefit of Investor (the “Share Reserve”); provided that the Share Reserve may increase in increments of 1,000,000 shares from time to time by written instructions provided to the Transfer Agent by Company or Investor as required by the Purchase Agreement and as contemplated by the Board Resolutions.

RESOLVED FURTHER, that Investor and the Transfer Agent may rely upon the more general approvals and authorizations set forth in the Board Resolutions, and the Transfer Agent is hereby authorized and directed to take those further actions approved under the Board Resolutions.

RESOLVED FURTHER, that Investor must consent in writing to any reduction of the Share Reserve held by the transfer agent; provided, however, that upon (i) full conversion and/or full repayment of the Note and (ii) the complete exercise (or expiration) of the Warrant, the Share Reserve will terminate thirty (30) days thereafter.

RESOLVED FURTHER, that Company shall indemnify the Transfer Agent and its employees against any and all loss, liability, damage, claim or expenses incurred by or asserted against the Transfer Agent arising from any action taken by the Transfer Agent in reliance upon this Share Issuance Resolution.

Nothing in this Share Issuance Resolution shall limit or restrict those resolutions and authorizations set forth in the Board Resolutions, including without limitation increasing the Share Reserve from time to time required by the Purchase Agreement.

The undersigned officer of Company hereby certifies that this is a true copy of Company’s Share Issuance Resolution, effective as of the date set forth below, and that said resolution has not been in any way rescinded, annulled, or revoked, but the same is still in full force and effect.

Officer’s Signature

Date

Printed Name and Title

EXHIBITS ATTACHED TO SHARE ISSUANCE RESOLUTION:

Exhibit A

Lender Conversion Notice

Exhibit B

Installment Notice

Exhibit C

True-Up Notice

Exhibit D

Notice of Exercise

Exhibit H – Share Issuance Resolution Page 2

ARBITRATION PROVISIONS

1.

Dispute Resolution. For purposes of this Exhibit I, the term “Claims” means any disputes, claims, demands, causes of action, requests for injunctive relief, requests for specific performance, liabilities, damages, losses, or controversies whatsoever arising from, related to, or connected with the transactions contemplated in the Transaction Documents and any communications between the parties related thereto, including without limitation any claims of mutual mistake, mistake, fraud, misrepresentation, failure of formation, failure of consideration, promissory estoppel, unconscionability, failure of condition precedent, rescission, and any statutory claims, tort claims, contract claims, or claims to void, invalidate or terminate the Agreement (or these Arbitration Provisions (defined below)) or any of the other Transaction Documents. The term “Claims” specifically excludes a dispute over Calculations. The parties to the Agreement (the “parties”) hereby agree that the arbitration provisions set forth in this Exhibit I (“Arbitration Provisions”) are binding on each of them. As a result, any attempt to rescind the Agreement (or these Arbitration Provisions) or declare the Agreement (or these Arbitration Provisions) or any other Transaction Document invalid or unenforceable for any reason is subject to these Arbitration Provisions. These Arbitration Provisions shall also survive any termination or expiration of the Agreement. Any capitalized term not defined in these Arbitration Provisions shall have the meaning set forth in the Agreement.

2.

Arbitration. Except as otherwise provided herein, all Claims must be submitted to arbitration (“Arbitration”) to be conducted exclusively in Salt Lake County, Utah and pursuant to the terms set forth in these Arbitration Provisions. Subject to the arbitration appeal right provided for in Paragraph 5 below (the “Appeal Right”), the parties agree that the award of the arbitrator rendered pursuant to Paragraph 4 below (the “Arbitration Award”) shall be (a) final and binding upon the parties, (b) the sole and exclusive remedy between them regarding any Claims, counterclaims, issues, or accountings presented or pleaded to the arbitrator, and (c) promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Subject to the Appeal Right, any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Arbitration Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Arbitration Award shall include default interest (as defined or otherwise provided for in the Note, “Default Interest”) (with respect to monetary awards) at the rate specified in the Note for Default Interest both before and after the Arbitration Award. Judgment upon the Arbitration Award will be entered and enforced by any state or federal court sitting in Salt Lake County, Utah.

3.

The Arbitration Act. The parties hereby incorporate herein the provisions and procedures set forth in the Utah Uniform Arbitration Act, U.C.A. § 78B-11-101 et seq. (as amended or superseded from time to time, the “Arbitration Act”). Notwithstanding the foregoing, pursuant to, and to the maximum extent permitted by, Section 105 of the Arbitration Act, in the event of conflict or variation between the terms of these Arbitration Provisions and the provisions of the Arbitration Act, the terms of these Arbitration Provisions shall control and the parties hereby waive or otherwise agree to vary the effect of all requirements of the Arbitration Act that may conflict with or vary from these Arbitration Provisions.

4.

Arbitration Proceedings. Arbitration between the parties will be subject to the following:

4.1

Initiation of Arbitration. Pursuant to Section 110 of the Arbitration Act, the parties agree that a party may initiate Arbitration by giving written notice to the other party (“Arbitration Notice”) in the same manner that notice is permitted under Section 9.13 of the Agreement; provided, however, that the Arbitration Notice may not be given by email or fax. Arbitration will be deemed initiated as of the date that the Arbitration Notice is deemed delivered to such other party under Section 9.13 of the Agreement (the “Service Date”). After the Service Date, information may be delivered, and notices may be given, by email or fax pursuant to Section 9.13 of the Agreement or any other method permitted thereunder. The Arbitration Notice must describe the nature of the controversy, the remedies sought, and the election to

Exhibit I – Arbitration Provisions, Page Exhibit I

commence Arbitration proceedings. All Claims in the Arbitration Notice must be pleaded consistent with the Utah Rules of Civil Procedure.

4.2

Selection and Payment of Arbitrator.

(a) Within ten (10) calendar days after the Service Date, Investor shall select and submit to Company the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such three (3) designated persons hereunder are referred to herein as the “Proposed Arbitrators”). For the avoidance of doubt, each Proposed Arbitrator must be qualified as a “neutral” with Utah ADR Services. Within five (5) calendar days after Investor has submitted to Company the names of the Proposed Arbitrators, Company must select, by written notice to Investor, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Company fails to select one of the Proposed Arbitrators in writing within such 5-day period, then Investor may select the arbitrator from the Proposed Arbitrators by providing written notice of such selection to Company.

(b) If Investor fails to submit to Company the Proposed Arbitrators within ten (10) calendar days after the Service Date pursuant to subparagraph (a) above, then Company may at any time prior to Investor so designating the Proposed Arbitrators, identify the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service by written notice to Investor. Investor may then, within five (5) calendar days after Company has submitted notice of its Proposed Arbitrators to Investor, select, by written notice to Company, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Investor fails to select in writing and within such 5-day period one (1) of the three (3) Proposed Arbitrators selected by Company, then Company may select the arbitrator from its three (3) previously selected Proposed Arbitrators by providing written notice of such selection to Investor.

(c) If a Proposed Arbitrator chosen to serve as arbitrator declines or is otherwise unable to serve as arbitrator, then the party that selected such Proposed Arbitrator may select one (1) of the other three (3) Proposed Arbitrators within three (3) calendar days of the date the chosen Proposed Arbitrator declines or notifies the parties he or she is unable to serve as arbitrator. If all three (3) Proposed Arbitrators decline or are otherwise unable to serve as arbitrator, then the arbitrator selection process shall begin again in accordance with this Paragraph 4.2.

(d) The date that the Proposed Arbitrator selected pursuant to this Paragraph 4.2 agrees in writing (including via email) delivered to both parties to serve as the arbitrator hereunder is referred to herein as the “Arbitration Commencement Date”.  If an arbitrator resigns or is unable to act during the Arbitration, a replacement arbitrator shall be chosen in accordance with this Paragraph 4.2 to continue the Arbitration.  If Utah ADR Services ceases to exist or to provide a list of neutrals and there is no successor thereto, then the arbitrator shall be selected under the then prevailing rules of the American Arbitration Association.

(e) Subject to Paragraph 4.10 below, the cost of the arbitrator must be paid equally by both parties. Subject to Paragraph 4.10 below, if one party refuses or fails to pay its portion of the arbitrator fee, then the other party can advance such unpaid amount (subject to the accrual of Default Interest thereupon), with such amount being added to or subtracted from, as applicable, the Arbitration Award.

4.3

Applicability of Certain Utah Rules. The parties agree that the Arbitration shall be conducted generally in accordance with the Utah Rules of Civil Procedure and the Utah Rules of Evidence. More specifically, the Utah Rules of Civil Procedure shall apply, without limitation, to the filing of any pleadings, motions or memoranda, the conducting of discovery, and the taking of any depositions. The Utah Rules of Evidence shall apply to any hearings, whether telephonic or in person, held by the arbitrator. Notwithstanding the foregoing, it is the parties’ intent that the incorporation of such rules will in no event supersede these Arbitration Provisions. In the event of any conflict between the Utah Rules of Civil Procedure or the Utah Rules of Evidence and these Arbitration Provisions, these Arbitration Provisions shall control.

Exhibit I – Arbitration Provisions, Page Exhibit I

4.4

Answer and Default. An answer and any counterclaims to the Arbitration Notice shall be required to be delivered to the party initiating the Arbitration within twenty (20) calendar days after the Arbitration Commencement Date. If an answer is not delivered by the required deadline, the arbitrator must provide written notice to the defaulting party stating that the arbitrator will enter a default award against such party if such party does not file an answer within five (5) calendar days of receipt of such notice. If an answer is not filed within the five (5) day extension period, the arbitrator must render a default award, consistent with the relief requested in the Arbitration Notice, against a party that fails to submit an answer within such time period.

4.5

Related Litigation. The party that delivers the Arbitration Notice to the other party shall have the option to also commence concurrent legal proceedings with any state or federal court sitting in Salt Lake County, Utah (“Litigation Proceedings”), subject to the following: (a) the complaint in the Litigation Proceedings is to be substantially similar to the claims set forth in the Arbitration Notice, provided that an additional cause of action to compel arbitration will also be included therein, (b) so long as the other party files an answer to the complaint in the Litigation Proceedings and an answer to the Arbitration Notice, the Litigation Proceedings will be stayed pending an Arbitration Award (or Appeal Panel Award (defined below), as applicable) hereunder, (c) if the other party fails to file an answer in the Litigation Proceedings or an answer in the Arbitration proceedings, then the party initiating Arbitration shall be entitled to a default judgment consistent with the relief requested, to be entered in the Litigation Proceedings, and (d) any legal or procedural issue arising under the Arbitration Act that requires a decision of a court of competent jurisdiction may be determined in the Litigation Proceedings. Any award of the arbitrator (or of the Appeal Panel (defined below)) may be entered in such Litigation Proceedings pursuant to the Arbitration Act.

4.6

Discovery. Pursuant to Section 118(8) of the Arbitration Act, the parties agree that discovery shall be conducted as follows:

(a) Written discovery will only be allowed if the likely benefits of the proposed written discovery outweigh the burden or expense thereof, and the written discovery sought is likely to reveal information that will satisfy a specific element of a claim or defense already pleaded in the Arbitration. The party seeking written discovery shall always have the burden of showing that all of the standards and limitations set forth in these Arbitration Provisions are satisfied. The scope of discovery in the Arbitration proceedings shall also be limited as follows:

(i)

To facts directly connected with the transactions contemplated by the Agreement.

(ii)

To facts and information that cannot be obtained from another source or in another manner that is more convenient, less burdensome or less expensive than in the manner requested.

(b) No party shall be allowed (i) more than fifteen (15) interrogatories (including discrete subparts), (ii) more than fifteen (15) requests for admission (including discrete subparts), (iii) more than ten (10) document requests (including discrete subparts), or (iv) more than three (3) depositions (excluding expert depositions) for a maximum of seven (7) hours per deposition. The costs associated with depositions will be borne by the party taking the deposition. The party defending the deposition will submit a notice to the party taking the deposition of the estimated attorneys’ fees that such party expects to incur in connection with defending the deposition. If the party defending the deposition fails to submit an estimate of attorneys’ fees within five (5) calendar days of its receipt of a deposition notice, then such party shall be deemed to have waived its right to the estimated attorneys’ fees.  The party taking the deposition must pay the party defending the deposition the estimated attorneys’ fees prior to taking the deposition, unless such obligation is deemed to be waived as set forth in the immediately preceding sentence. If the party taking the deposition believes that the estimated attorneys’ fees are unreasonable, such party may submit the issue to the arbitrator for a decision.  All depositions will be taken in Utah.

(c) All discovery requests (including document production requests included in deposition notices) must be submitted in writing to the arbitrator and the other party. The party submitting the written discovery requests must include with such discovery requests a detailed explanation of how the

Exhibit I – Arbitration Provisions, Page Exhibit I

proposed discovery requests satisfy the requirements of these Arbitration Provisions and the Utah Rules of Civil Procedure. The receiving party will then be allowed, within five (5) calendar days of receiving the proposed discovery requests, to submit to the arbitrator an estimate of the attorneys’ fees and costs associated with responding to such written discovery requests and a written challenge to each applicable discovery request. After receipt of an estimate of attorneys’ fees and costs and/or challenge(s) to one or more discovery requests, consistent with subparagraph (c) above, the arbitrator will within three (3) calendar days make a finding as to the likely attorneys’ fees and costs associated with responding to the discovery requests and issue an order that (i) requires the requesting party to prepay the attorneys’ fees and costs associated with responding to the discovery requests, and (ii) requires the responding party to respond to the discovery requests as limited by the arbitrator within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. If a party entitled to submit an estimate of attorneys’ fees and costs and/or a challenge to discovery requests fails to do so within such 5-day period, the arbitrator will make a finding that (A) there are no attorneys’ fees or costs associated with responding to such discovery requests, and (B) the responding party must respond to such discovery requests (as may be limited by the arbitrator) within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. Any party submitting any written discovery requests, including without limitation interrogatories, requests for production subpoenas to a party or a third party, or requests for admissions, must prepay the estimated attorneys’ fees and costs, before the responding party has any obligation to produce or respond to the same, unless such obligation is deemed waived as set forth above.

(d) In order to allow a written discovery request, the arbitrator must find that the discovery request satisfies the standards set forth in these Arbitration Provisions and the Utah Rules of Civil Procedure. The arbitrator must strictly enforce these standards. If a discovery request does not satisfy any of the standards set forth in these Arbitration Provisions or the Utah Rules of Civil Procedure, the arbitrator may modify such discovery request to satisfy the applicable standards, or strike such discovery request in whole or in part.

(e) Each party may submit expert reports (and rebuttals thereto), provided that such reports must be submitted within sixty (60) days of the Arbitration Commencement Date. Each party will be allowed a maximum of two (2) experts. Expert reports must contain the following: (i) a complete statement of all opinions the expert will offer at trial and the basis and reasons for them; (ii) the expert’s name and qualifications, including a list of all the expert’s publications within the preceding ten (10) years, and a list of any other cases in which the expert has testified at trial or in a deposition or prepared a report within the preceding ten (10) years; and (iii) the compensation to be paid for the expert’s report and testimony. The parties are entitled to depose any other party’s expert witness one (1) time for no more than four (4) hours. An expert may not testify in a party’s case-in-chief concerning any matter not fairly disclosed in the expert report.

4.6

Dispositive Motions.  Each party shall have the right to submit dispositive motions pursuant Rule 12 or Rule 56 of the Utah Rules of Civil Procedure (a “Dispositive Motion”). The party submitting the Dispositive Motion may, but is not required to, deliver to the arbitrator and to the other party a memorandum in support (the “Memorandum in Support”) of the Dispositive Motion. Within seven (7) calendar days of delivery of the Memorandum in Support, the other party shall deliver to the arbitrator and to the other party a memorandum in opposition to the Memorandum in Support (the “Memorandum in Opposition”). Within seven (7) calendar days of delivery of the Memorandum in Opposition, as applicable, the party that submitted the Memorandum in Support shall deliver to the arbitrator and to the other party a reply memorandum to the Memorandum in Opposition (“Reply Memorandum”). If the applicable party shall fail to deliver the Memorandum in Opposition as required above, or if the other party fails to deliver the Reply Memorandum as required above, then the applicable party shall lose its right to so deliver the same, and the Dispositive Motion shall proceed regardless.

4.7

Confidentiality. All information disclosed by either party (or such party’s agents) during the Arbitration process (including without limitation information disclosed during the discovery process or any Appeal (defined below)) shall be considered confidential in nature. Each party agrees not to disclose

Exhibit I – Arbitration Provisions, Page Exhibit I

any confidential information received from the other party (or its agents) during the Arbitration process (including without limitation during the discovery process or any Appeal) unless (a) prior to or after the time of disclosure such information becomes public knowledge or part of the public domain, not as a result of any inaction or action of the receiving party or its agents, (b) such information is required by a court order, subpoena or similar legal duress to be disclosed if such receiving party has notified the other party thereof in writing and given it a reasonable opportunity to obtain a protective order from a court of competent jurisdiction prior to disclosure, or (c) such information is disclosed to the receiving party’s agents, representatives and legal counsel on a need to know basis who each agree in writing not to disclose such information to any third party. Pursuant to Section 118(5) of the Arbitration Act, the arbitrator is hereby authorized and directed to issue a protective order to prevent the disclosure of privileged information and confidential information upon the written request of either party.

4.8

Authorization; Timing; Scheduling Order. Subject to all other portions of these Arbitration Provisions, the parties hereby authorize and direct the arbitrator to take such actions and make such rulings as may be necessary to carry out the parties’ intent for the Arbitration proceedings to be efficient and expeditious. Pursuant to Section 120 of the Arbitration Act, the parties hereby agree that an Arbitration Award must be made within one hundred twenty (120) calendar days after the Arbitration Commencement Date. The arbitrator is hereby authorized and directed to hold a scheduling conference within ten (10) calendar days after the Arbitration Commencement Date in order to establish a scheduling order with various binding deadlines for discovery, expert testimony, and the submission of documents by the parties to enable the arbitrator to render a decision prior to the end of such 120-day period.

4.9

Relief. The arbitrator shall have the right to award or include in the Arbitration Award (or in a preliminary ruling) any relief which the arbitrator deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the arbitrator may not award exemplary or punitive damages.

4.10

Fees and Costs. As part of the Arbitration Award, the arbitrator is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration, and (b) reimburse the prevailing party for all reasonable attorneys’ fees, arbitrator costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration.

5.

Arbitration Appeal.

5.1

Initiation of Appeal.  Following the entry of the Arbitration Award, either party (the “Appellant”) shall have a period of thirty (30) calendar days in which to notify the other party (the “Appellee”), in writing, that the Appellant elects to appeal (the “Appeal”) the Arbitration Award (such notice, an “Appeal Notice”) to a panel of arbitrators as provided in Paragraph 5.2 below.  The date the Appellant delivers an Appeal Notice to the Appellee is referred to herein as the “Appeal Date”. The Appeal Notice must be delivered to the Appellee in accordance with the provisions of Paragraph 4.1 above with respect to delivery of an Arbitration Notice.  In addition, together with delivery of the Appeal Notice to the Appellee, the Appellant must also pay for (and provide proof of such payment to the Appellee together with delivery of the Appeal Notice) a bond in the amount of 110% of the sum the Appellant owes to the Appellee as a result of the Arbitration Award the Appellant is appealing.  In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of this Paragraph 5.1, the Appeal will occur as a matter of right and, except as specifically set forth herein, will not be further conditioned.  In the event a party does not deliver an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline prescribed in this Paragraph 5.1, such party shall lose its right to appeal the Arbitration Award.  If no party delivers an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline described in this Paragraph 5.1, the Arbitration Award shall

Exhibit I – Arbitration Provisions, Page Exhibit I

be final.  The parties acknowledge and agree that any Appeal shall be deemed part of the parties’ agreement to arbitrate for purposes of these Arbitration Provisions and the Arbitration Act.

5.2

Selection and Payment of Appeal Panel.  In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of Paragraph 5.1 above, the Appeal will be heard by a three (3) person arbitration panel (the “Appeal Panel”).

(a)

Within ten (10) calendar days after the Appeal Date, the Appellee shall select and submit to the Appellant the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such five (5) designated persons hereunder are referred to herein as the “Proposed Appeal Arbitrators”). For the avoidance of doubt, each Proposed Appeal Arbitrator must be qualified as a “neutral” with Utah ADR Services, and shall not be the arbitrator who rendered the Arbitration Award being appealed (the “Original Arbitrator”). Within five (5) calendar days after the Appellee has submitted to the Appellant the names of the Proposed Appeal Arbitrators, the Appellant must select, by written notice to the Appellee, three (3) of the Proposed Appeal Arbitrators to act as the members of the Appeal Panel. If the Appellant fails to select three (3) of the Proposed Appeal Arbitrators in writing within such 5-day period, then the Appellee may select such three (3) arbitrators from the Proposed Appeal Arbitrators by providing written notice of such selection to the Appellant.

(b)

If the Appellee fails to submit to the Appellant the names of the Proposed Appeal Arbitrators within ten (10) calendar days after the Appeal Date pursuant to subparagraph (a) above, then the Appellant may at any time prior to the Appellee so designating the Proposed Appeal Arbitrators, identify the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service (none of whom may be the Original Arbitrator) by written notice to the Appellee.  The Appellee may then, within five (5) calendar days after the Appellant has submitted notice of its selected arbitrators to the Appellee, select, by written notice to the Appellant, three (3) of such selected arbitrators to serve on the Appeal Panel. If the Appellee fails to select in writing within such 5-day period three (3) of the arbitrators selected by the Appellant to serve as the members of the Appeal Panel, then the Appellant may select the three (3) members of the Appeal Panel from the Appellant’s list of five (5) arbitrators by providing written notice of such selection to the Appellee.

(c)

If a selected Proposed Appeal Arbitrator declines or is otherwise unable to serve, then the party that selected such Proposed Appeal Arbitrator may select one (1) of the other five (5) designated Proposed Appeal Arbitrators within three (3) calendar days of the date a chosen Proposed Appeal Arbitrator declines or notifies the parties he or she is unable to serve as an arbitrator. If at least three (3) of the five (5) designated Proposed Appeal Arbitrators decline or are otherwise unable to serve, then the Proposed Appeal Arbitrator selection process shall begin again in accordance with this Paragraph 5.2; provided, however, that any Proposed Appeal Arbitrators who have already agreed to serve shall remain on the Appeal Panel.

(d)

The date that all three (3) Proposed Appeal Arbitrators selected pursuant to this Paragraph 5.2 agree in writing (including via email) delivered to both the Appellant and the Appellee to serve as members of the Appeal Panel hereunder is referred to herein as the “Appeal Commencement Date”.  No later than five (5) calendar days after the Appeal Commencement Date, the Appellee shall designate in writing (including via email) to the Appellant and the Appeal Panel the name of one (1) of the three (3) members of the Appeal Panel to serve as the lead arbitrator in the Appeal proceedings. Each member of the Appeal Panel shall be deemed an arbitrator for purposes of these Arbitration Provisions and the Arbitration Act, provided that, in conducting the Appeal, the Appeal Panel may only act or make determinations upon the approval or vote of no less than the majority vote of its members, as announced or communicated by the lead arbitrator on the Appeal Panel.  If an arbitrator on the Appeal Panel ceases or is unable to act during the Appeal proceedings, a replacement arbitrator shall be chosen in accordance with Paragraph 5.2 above to continue the Appeal as a member of the Appeal Panel.  If Utah ADR

Exhibit I – Arbitration Provisions, Page Exhibit I

Services ceases to exist or to provide a list of neutrals, then the arbitrators for the Appeal Panel shall be selected under the then prevailing rules of the American Arbitration Association.

(d)

Subject to Paragraph 5.7 below, the cost of the Appeal Panel must be paid entirely by the Appellant.

5.3

Appeal Procedure.  The Appeal will be deemed an appeal of the entire Arbitration Award. In conducting the Appeal, the Appeal Panel shall conduct a de novo review of all Claims described or otherwise set forth in the Arbitration Notice.  Subject to the foregoing and all other provisions of this Paragraph 5, the Appeal Panel shall conduct the Appeal in a manner the Appeal Panel considers appropriate for a fair and expeditious disposition of the Appeal, may hold one or more hearings and permit oral argument, and may review all previous evidence and discovery, together with all briefs, pleadings and other documents filed with the Original Arbitrator (as well as any documents filed with the Appeal Panel pursuant to Paragraph 5.4(a) below).  Notwithstanding the foregoing, in connection with the Appeal, the Appeal Panel shall not permit the parties to conduct any additional discovery or raise any new Claims to be arbitrated, shall not permit new witnesses or affidavits, and shall not base any of its findings or determinations on the Original Arbitrator’s findings or the Arbitration Award.

5.4

Timing.

 (a)

Within seven (7) calendar days of the Appeal Commencement Date, the Appellant (i) shall deliver or cause to be delivered to the Appeal Panel copies of the Appeal Notice, all discovery conducted in connection with the Arbitration, and all briefs, pleadings and other documents filed with the Original Arbitrator (which material Appellee shall have the right to review and supplement if necessary), and (ii) may, but is not required to, deliver to the Appeal Panel and to the Appellee a Memorandum in Support of the Appellant’s arguments concerning or position with respect to all Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration. Within seven (7) calendar days of the Appellant’s delivery of the Memorandum in Support, as applicable, the Appellee shall deliver to the Appeal Panel and to the Appellant a Memorandum in Opposition to the Memorandum in Support. Within seven (7) calendar days of the Appellee’s delivery of the Memorandum in Opposition, as applicable, the Appellant shall deliver to the Appeal Panel and to the Appellee a Reply Memorandum to the Memorandum in Opposition. If the Appellant shall fail to substantially comply with the requirements of clause (i) of this subparagraph (a), the Appellant shall lose its right to appeal the Arbitration Award, and the Arbitration Award shall be final.  If the Appellee shall fail to deliver the Memorandum in Opposition as required above, or if the Appellant shall fail to deliver the Reply Memorandum as required above, then the Appellee or the Appellant, as the case may be, shall lose its right to so deliver the same, and the Appeal shall proceed regardless.

(b)

Subject to subparagraph (a) above, the parties hereby agree that the Appeal must be heard by the Appeal Panel within thirty (30) calendar days of the Appeal Commencement Date, and that the Appeal Panel must render its decision within thirty (30) calendar days after the Appeal is heard (and in no event later than sixty (60) calendar days after the Appeal Commencement Date).

5.5

Appeal Panel Award.  The Appeal Panel shall issue its decision (the “Appeal Panel Award”) through the lead arbitrator on the Appeal Panel.  Notwithstanding any other provision contained herein, the Appeal Panel Award shall (a) supersede in its entirety and make of no further force or effect the Arbitration Award (provided that any protective orders issued by the Original Arbitrator shall remain in full force and effect), (b) be final and binding upon the parties, with no further rights of appeal, (c) be the sole and exclusive remedy between the parties regarding any Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration, and (d) be promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards).  Any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Appeal Panel Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Appeal Panel Award shall include Default Interest (with respect to monetary awards) at the rate specified in the Note for Default Interest both before and after the Arbitration Award. Judgment

Exhibit I – Arbitration Provisions, Page Exhibit I

upon the Appeal Panel Award will be entered and enforced by a state or federal court sitting in Salt Lake County, Utah.

5.6

Relief.  The Appeal Panel shall have the right to award or include in the Appeal Panel Award any relief which the Appeal Panel deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the Appeal Panel may not award exemplary or punitive damages.

5.7

Fees and Costs.  As part of the Appeal Panel Award, the Appeal Panel is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration and the Appeal Panel, and (b) reimburse the prevailing party (the party being awarded the most amount of money by the Appeal Panel,  which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any part) the reasonable attorneys’ fees, arbitrator and Appeal Panel costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration (including without limitation in connection with the Appeal).

6.

Miscellaneous.

6.1

Severability. If any part of these Arbitration Provisions is found to violate or be illegal under applicable law, then such provision shall be modified to the minimum extent necessary to make such provision enforceable under applicable law, and the remainder of the Arbitration Provisions shall remain unaffected and in full force and effect.

6.2

Governing Law.  These Arbitration Provisions shall be governed by the laws of the State of Utah without regard to the conflict of laws principles therein.

6.3

Interpretation.  The headings of these Arbitration Provisions are for convenience of reference only and shall not form part of, or affect the interpretation of, these Arbitration Provisions.

6.4

Waiver. No waiver of any provision of these Arbitration Provisions shall be effective unless it is in the form of a writing signed by the party granting the waiver.

6.5

Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of these Arbitration Provisions.

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Exhibit I – Arbitration Provisions, Page Exhibit I